Exhibit 10.15

Execution Version

FIRST LIEN INTERCREDITOR AGREEMENT

This FIRST LIEN INTERCREDITOR AGREEMENT, dated as of October 31, 2019, and entered into by and among HOVNANIAN ENTERPRISES, INC., K. HOVNANIAN ENTERPRISES, INC., each other Grantor (as defined below) from time to time party hereto WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent, acting as collateral agent (in such capacity, together with its successors and assigns, the “Senior Credit Agreement Collateral Agent”) under the Senior Credit Agreement Documents (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “1.125 Lien Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “1.125 Lien Collateral Agent”) under the 1.125 Lien Noteholder Documents (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “1.25 Lien Trustee”) and as collateral agent (in such capacity, together with its successors and assigns, the “1.25 Lien Collateral Agent”) under the 1.25 Lien Noteholder Documents (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as trustee (in such capacity, together with its successors and assigns, the “1.5 Lien Trustee” and, together with the 1.125 Lien Trustee and the 1.25 Lien Trustee, the “First Lien Notes Representatives”) and as collateral agent (in such capacity, together with its successors and assigns, the “1.5 Lien Collateral Agent” and together with the 1.125 Lien Collateral Agent and the 1.25 Lien Collateral Agent, the “First Lien Notes Collateral Agents”) under the 1.5 Lien Noteholder Documents (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as the Joint First Lien Collateral Agent (as defined below) for the benefit of the holders of the obligations under the First Lien Agreements (as defined below) and such other parties that become parties hereto pursuant to Section 8.2.

RECITALS

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries (as defined below) and the Senior Credit Agreement Administrative Agent (as defined below) are entering into the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), the obligations under which shall be secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the 1.125 Lien Trustee and the 1.125 Lien Collateral Agent are entering into the Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “1.125 Lien Indenture”), pursuant to which the 1.125 Lien Notes (as defined below) are governed and the obligations under which are secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the 1.25 Lien Trustee and the 1.25 Lien Collateral Agent are entering into the Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “1.25 Lien Indenture”), pursuant to which the 1.25 Lien Notes (as defined below) shall be governed and the obligations under which shall be secured by various assets of the Grantors;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the 1.5 Lien Trustee and the 1.5 Lien Collateral Agent are entering into the Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “1.5 Lien Indenture” and, together with the 1.125 Lien Indenture and the 1.25 Lien Indenture, the “First Lien Indentures”), pursuant to which the 1.5 Lien Notes (as defined below) shall be governed and the obligations under which shall be secured by various assets of the Grantors;

WHEREAS, following the date hereof, the Company, Hovnanian and certain of their Subsidiaries, may, in accordance with the terms of the First Lien Agreements, issue Additional First Lien Notes (as defined below) and/or incur other Additional First Lien Indebtedness (as defined below) which, if issued or incurred, will become additional series of First Lien Notes (as defined below) or First Lien Indebtedness (as defined below), as applicable, hereunder;

WHEREAS, the Company, Hovnanian and certain of their Subsidiaries, the First Lien Collateral Agents, the First Lien Representatives and the Joint First Lien Collateral Agent are parties to the First Lien Collateral Agency Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “First Lien Collateral Agency Agreement”), pursuant to which the Joint First Lien Collateral Agent has agreed to act as joint collateral perfection agent and bailee solely for the purpose of perfecting certain Liens granted under the First Lien Collateral Documents (as defined below);

WHEREAS, to order the priorities of their respective Liens (as defined below) on the assets of the Grantors and address other related matters set forth below, the parties hereto are entering into this First Lien Intercreditor Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

(a).       Definitions. As used in this Agreement, the definitions set forth above are incorporated herein and the following terms have the meanings specified below:

“1.125 Lien Claims” means all 1.125 Lien Indebtedness and all Obligations with respect thereto.

“1.125 Lien Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted or required to be granted) as security for any 1.125 Lien Claim.

“1.125 Lien Collateral Agent” has the meaning set forth in the preamble hereto.

“1.125 Lien Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any 1.125 Lien Claims or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“1.125 Lien Indebtedness” means Indebtedness incurred pursuant to the 1.125 Lien Noteholder Documents and Refinancing Indebtedness in respect thereof, and, in each case, all other Obligations in respect of such Indebtedness (including all amounts owed to the 1.125 Lien Notes Collateral Agent and 1.125 Lien Trustee).

“1.125 Lien Indenture” has the meaning set forth in the recitals.

“1.125 Lien Noteholder Documents” means collectively the 1.125 Lien Indenture, the 1.125 Lien Notes, the 1.125 Lien Collateral Documents related thereto and any other document evidencing or governing the Obligations thereunder executed in connection therewith.

“1.125 Lien Noteholders” means the Persons that hold or beneficially own 1.125 Lien Notes.

“1.125 Lien Notes” means the 7.75% Senior Secured 1.125 Lien Notes due 2026 issued by the Company pursuant to the 1.125 Lien Indenture, including without limitation, any such notes issued after the date hereof pursuant to the 1.125 Lien Indenture.

“1.125 Lien Trustee” has the meaning set forth in the preamble hereto.

“1.25 Lien Claims” means all 1.25 Lien Indebtedness and all Obligations with respect thereto.

“1.25 Lien Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted or required to be granted) as security for any 1.25 Lien Claim.

“1.25 Lien Collateral Agent” has the meaning set forth in the preamble hereto.

“1.25 Lien Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any 1.25 Lien Claims or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“1.25 Lien Indebtedness” means Indebtedness incurred pursuant to the 1.25 Lien Noteholder Documents and Refinancing Indebtedness in respect thereof, and, in each case, all other Obligations in respect of such Indebtedness (including all amounts owed to the 1.25 Lien Notes Collateral Agent and 1.25 Lien Trustee).

“1.25 Lien Indenture” has the meaning set forth in the recitals.

“1.25 Lien Noteholder Documents” means collectively the 1.25 Lien Indenture, the 1.25 Lien Notes, the 1.25 Lien Collateral Documents related thereto and any other document evidencing or governing the Obligations thereunder executed in connection therewith.

“1.25 Lien Noteholders” means the Persons that hold or beneficially own 1.25 Lien Notes.

“1.25 Lien Notes” means the 10.5% Senior Secured 1.25 Lien Notes due 2026 issued by the Company pursuant to the 1.25 Lien Indenture, including without limitation, any such notes issued after the date hereof pursuant to the 1.25 Lien Indenture.

“1.25 Lien Trustee” has the meaning set forth in the preamble hereto.

“1.5 Lien Claims” means all 1.5 Lien Indebtedness and all Obligations with respect thereto.

“1.5 Lien Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted or required to be granted) as security for any 1.5 Lien Claim.

“1.5 Lien Collateral Agent” has the meaning set forth in the preamble hereto.

“1.5 Lien Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any 1.5 Lien Claims or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“1.5 Lien Indebtedness” means Indebtedness incurred pursuant to the 1.5 Lien Noteholder Documents and Refinancing Indebtedness in respect thereof, and, in each case, all other Obligations in respect of such Indebtedness (including all amounts owed to the 1.5 Lien Notes Collateral Agent and 1.5 Lien Trustee).

“1.5 Lien Indenture” has the meaning set forth in the recitals.

“1.5 Lien Noteholder Documents” means collectively the 1.5 Lien Indenture, the 1.5 Lien Notes, the 1.5 Lien Collateral Documents related thereto and any other document evidencing or governing the Obligations thereunder executed in connection therewith.

“1.5 Lien Noteholders” means the Persons that hold or beneficially own 1.5 Lien Notes.

“1.5 Lien Notes” means the 11.25% Senior Secured 1.5 Lien Notes due 2026 issued by the Company pursuant to the 1.5 Lien Indenture, including without limitation, any such notes issued after the date hereof pursuant to the 1.5 Lien Indenture.

“1.5 Lien Trustee” has the meaning set forth in the preamble hereto.

“Additional First Lien Agreement” means the agreement pursuant to which any Additional First Lien Notes shall have been issued or Additional First Lien Indebtedness shall have been incurred in accordance with the terms of the First Lien Agreements.

“Additional First Lien Agreement Documents” means collectively the Additional First Lien Agreement, the Additional First Lien Collateral Documents related thereto and any other document evidencing or governing the Obligations thereunder executed in connection therewith.

“Additional First Lien Claimholders” means the Persons that hold or beneficially own Additional First Lien Claims.

“Additional First Lien Claims” means all Additional First Lien Indebtedness and all Obligations with respect thereto.

“Additional First Lien Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted or required to be granted) as security for any Additional First Lien Claim.

“Additional First Lien Collateral Agent” means the collateral agent appointed with respect to the Additional First Lien Indebtedness.

“Additional First Lien Collateral Document” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Additional First Lien Claim or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“Additional First Lien Indebtedness” means Indebtedness permitted to be incurred pursuant to the First Lien Documents outstanding at the time such Indebtedness is incurred and Refinancing Indebtedness in respect thereof, and, in each case, all other Obligations in respect of such Indebtedness (including all amounts owed to any applicable Additional First Lien Representative or Additional First Lien Collateral Agent), which Indebtedness is permitted to be secured pursuant to such First Lien Documents with Liens that rank junior to the Senior Liens on the Common Collateral securing the Senior Lien Claims outstanding on the date hereof (including the Senior Credit Agreement Claims, the 1.125 Lien Claims, the 1.25 Lien Claims and the 1.5 Lien Claims); it being understood that any such Indebtedness may be incurred pursuant to one or more debt agreements and the Liens securing such Indebtedness may rank pari passu with, or senior or junior to, the Liens securing any other Indebtedness constituting Additional First Lien Indebtedness.

“Additional First Lien Notes” means the senior secured notes issued from time to time by the Company pursuant to any Additional First Lien Agreement in accordance with the terms of the First Lien Agreements.

“Additional First Lien Representative” means the trustee, administrative agent or other representative appointed with respect to any Additional First Lien Indebtedness.

“Agreement” means this First Lien Intercreditor Agreement, as amended, renewed, restated, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in New York City or in the city where the Corporate Trust Office or similar administrative office of a First Lien Notes Representative is located are authorized or required by law or regulation to close.

“Class,” when used herein, means a reference to a particular class of First Lien Indebtedness having the same Lien priority. Each of the Senior Credit Agreement Claims, 1.125 Lien Claims, the 1.25 Lien Claims, the 1.5 Lien Claims and each class of Additional First Lien Claims (if any) constitute separate and distinct Classes.

“Common Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted or required to be granted) as security for any First Lien Indebtedness. As of the date hereof, all of the First Lien Indebtedness is secured by the same collateral.

“Company” means K. Hovnanian Enterprises, Inc., a corporation organized and existing under the laws of the State of California and wholly-owned by Hovnanian.

“Controlling Senior Lien Claims” means, the Senior Lien Claims of the Class of First Lien Indebtedness for which its applicable collateral agent is the Controlling Senior Lien Collateral Agent.

“Controlling Senior Lien Collateral Agent” means (a) prior to the Discharge of the Senior Credit Agreement Claims, the Senior Credit Agreement Collateral Agent and (b) at any time thereafter, (i) prior to the Discharge of 1.125 Lien Claims, the 1.125 Lien Collateral Agent, (ii) after the Discharge of 1.125 Lien Claims has occurred but prior to the occurrence of the Discharge of 1.25 Lien Claims, the 1.25 Lien Collateral Agent, (iii) after the Discharge of 1.125 Lien Claims and the Discharge of 1.25 Lien Claims has occurred but prior to the occurrence of the Discharge of 1.5 Lien Claims, the 1.5 Lien Collateral Agent and (iv) after the Discharge of 1.125 Lien Claims, the Discharge of 1.25 Lien Claims and the Discharge of 1.5 Lien Claims has occurred but prior to the occurrence of the Discharge of Additional First Lien Claims, the Additional First Lien Collateral Agent.

“Controlling Senior Lien Creditors” means, the Persons that hold or beneficially own Controlling Senior Lien Claims.

“Controlling Senior Lien Documents” means the First Lien Collateral Documents with respect to the Class of First Lien Indebtedness for which its applicable collateral agent is the Controlling Senior Lien Collateral Agent.

“Controlling Senior Lien Representative” has the meaning set forth in Section 6.1(a).

“Deposit Account” has the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” means that part of the Common Collateral comprised of Deposit Accounts, Financial Assets and Securities Accounts.

“DIP Financing” has the meaning set forth in Section 6.1(a).

“Discharge” means, with respect to any Class of Senior Lien Claims, payment in full in cash of (a) all outstanding Senior Lien Claims of such Class or, with respect to letters of credit outstanding thereunder, delivery of cash collateral in an amount required by the applicable letter of credit, and termination of all commitments to extend credit thereunder and (b) any other amounts in respect Senior Lien Claims of such Class that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, excluding, in any case, Unasserted Contingent Obligations. “Discharge of Senior Lien Claims” or “Discharge of the Senior Lien Claims” shall mean a Discharge of all Senior Lien Claims shall have occurred.

“Excluded Property” means, with respect to any Class of First Lien Indebtedness, “Excluded Property” as defined in such Class’s First Lien Documents.

“Financial Assets” has the meaning set forth in the Uniform Commercial Code.

“First Lien Agreements” means, collectively, the Senior Credit Agreement and the First Lien Indentures.

“First Lien Claims” means the First Lien Noteholder Claims and the Senior Credit Agreement Claims.

“First Lien Collateral Agency Agreement” has the meaning set forth in the recitals.

“First Lien Collateral Agents” means, collectively, the Senior Credit Agreement Collateral Agent and each First Lien Notes Collateral Agent. In the event any Additional First Lien Indebtedness is incurred, the term “First Lien Collateral Agents” will include any applicable Additional First Lien Collateral Agent.

“First Lien Collateral Documents” means, collectively, the Senior Credit Agreement Collateral Documents and the First Lien Notes Collateral Documents.

“First Lien Creditor” means each Senior Credit Agreement Claimholder, each First Lien Collateral Agent and each First Lien Noteholder.

“First Lien Documents” means the Senior Credit Agreement Documents, the First Lien Noteholder Documents or any of them as the context may require.

“First Lien Indebtedness” means, collectively, the Obligations under the Senior Credit Agreement, the 1.125 Lien Indebtedness, the 1.25 Lien Indebtedness, the 1.5 Lien Indebtedness and the Additional First Lien Indebtedness (if any).

“First Lien Indentures” has the meaning set forth in the recitals. In the event any Additional First Lien Indebtedness is issued, the term “First Lien Indentures” will include each Additional First Lien Agreement, as applicable.

“First Lien Noteholder Claims” means, collectively, the 1.125 Lien Claims, the 1.25 Lien Claims, the 1.5 Lien Claims and the Additional First Lien Claims (if any).

“First Lien Noteholder Documents” means, collectively, the 1.125 Lien Noteholder Documents, the 1.25 Lien Noteholder Documents, the 1.5 Lien Noteholder Documents and the Additional First Lien Agreement Documents (if any).

“First Lien Noteholders” means, collectively, the 1.125 Lien Noteholders, the 1.25 Lien Noteholders, the 1.5 Lien Noteholders and the Additional First Lien Claimholders (if any).

“First Lien Notes” means, collectively, the 1.125 Lien Notes, the 1.25 Lien Notes, the 1.5 Lien Notes and the Additional First Lien Notes (if any).

“First Lien Notes Collateral” means, collectively, the 1.125 Lien Collateral, the 1.25 Lien Collateral, the 1.5 Lien Collateral and the Additional First Lien Collateral (if any).

“First Lien Notes Collateral Agents” has the meaning set forth in the preamble hereto. In the event any Additional First Lien Indebtedness is incurred, the term “First Lien Notes Collateral Agents” will include any applicable Additional First Lien Collateral Agent.

“First Lien Notes Collateral Documents” means, collectively, the 1.125 Lien Collateral Documents, the 1.25 Lien Collateral Documents, the 1.5 Lien Collateral Documents and the Additional First Lien Collateral Documents (if any).

“First Lien Notes Representatives” has the meaning set forth in the preamble hereto. In the event any Additional First Lien Indebtedness is incurred, the term “First Lien Notes Representative” will include any applicable Additional First Lien Representative.

“First Lien Representatives” means, collectively, the Senior Credit Agreement Collateral Agent and the First Lien Notes Representatives. In the event any Additional First Lien Indebtedness is incurred, the term “First Lien Representative” will include any applicable Additional First Lien Representative.

“Future 1.5 Lien Indebtedness” means any First Lien Indebtedness (other than 1.5 Lien Notes or other Indebtedness that is incurred pursuant to the First Lien Agreements and outstanding at the time such First Lien Indebtedness is incurred) which is permitted to be secured by the Common Collateral equally and ratably with, or on the same basis as, the 1.5 Lien Indebtedness for purposes of the First Lien Agreements or any other First Lien Documents.

“Grantors” means the Company, Hovnanian and each of its Subsidiaries that has or will have executed and delivered a First Lien Collateral Document.

“Hovnanian” means Hovnanian Enterprises, Inc., a Delaware corporation.

“Indebtedness,” as to (i) any Class of First Lien Notes, means all indebtedness incurred under the First Lien Indenture with respect to such Class of First Lien Notes and (ii) the Senior Credit Agreement, the indebtedness incurred thereunder.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor as a debtor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any material part of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Joinder” means a Joinder in the form of Exhibit 1 to this Agreement.

“Joint First Lien Collateral Agent” means the “Joint First Lien Collateral Agent” under, and as defined in, the First Lien Collateral Agency Agreement.

“Junior Lien Claims” means (a) with respect to the Senior Credit Agreement Claims, the First Lien Noteholder Claims, (b) with respect to the 1.125 Lien Claims, all other First Lien Noteholder Claims, (c) with respect to the 1.25 Lien Noteholders Claims, all other First Lien Noteholder Claims other than the 1.125 Lien Claims, (d) with respect to the 1.5 Lien Claims, all other First Lien Claims other than the 1.125 Lien Claims and the 1.25 Lien Claims, and (e) with respect to the Additional First Lien Claims, no other claims.

“Junior Lien Collateral” means, with respect to any Class of First Lien Claims, all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted or required to be granted) as security for any Junior Lien Claim with respect to such Class of First Lien Claims.

“Junior Lien Collateral Agents” means, with respect to any Class of First Lien Claims, the collective reference to the First Lien Collateral Agents for Junior Lien Claims with respect to such Class of First Lien Claims.

“Junior Lien Collateral Documents” means, with respect to any Class of First Lien Claims, any agreement, document or instrument pursuant to which a Lien is granted securing any Junior Lien Claims with respect to such Class of First Lien Claims or under which rights or remedies with respect to such Liens are governed, as the same may be amended, restated or otherwise modified from time to time.

“Junior Lien Creditors” means, with respect to any Class of First Lien Claims, the Persons that hold or beneficially own Junior Lien Claims with respect to such Class of First Lien Claims.

“Junior Lien Documents” means, with respect to any Class of First Lien Claims, the First Lien Noteholder Documents with respect to Junior Lien Claims with respect to such Class of First Lien Claims.

“Junior Lien Representatives” means, with respect to any Class of First Lien Claims, the collective reference to the First Lien Representatives for the Classes that are Junior Lien Claims with respect to such Class of First Lien Claims.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“Obligations” means and includes all obligations that constitute “Obligations” within the definition of “Obligations” set forth in any First Lien Document and, in the case of the Senior Credit Agreement, the “Loan Obligations” as defined therein.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” means (a) the Common Collateral in the possession or control of the Joint First Lien Collateral Agent (or its agents or bailees) or any First Lien Collateral Agent (or its agents or bailees), to the extent that possession or control thereof is necessary to perfect a Lien thereon under the Uniform Commercial Code and (b) the “Pledged Collateral” under, and as defined in, each pledge agreement with respect to the First Lien Indebtedness that is Common Collateral.

“Proceeds” means the following property (a) whatever is acquired upon the sale, lease, license, exchange or other disposition of Common Collateral, whether such sale, lease, license or other disposition is made by or on behalf of a Grantor, a First Lien Representative, a First Lien Collateral Agent, the Joint First Lien Collateral Agent or any other person, (b) whatever is collected on, or distributed on account of, Common Collateral, (c) rights arising out of the loss, nonconformity, or interference with the use of, defects or infringements of rights in, or damage to, the Common Collateral, (d) rights arising out of the Common Collateral, or (e) to the extent of the value of the Common Collateral, and to the extent payable to the debtor or the secured party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Common Collateral.

“Recovery” has the meaning set forth in Section 6.5.

“Refinancing Indebtedness” means, with respect to any specific Class of First Lien Indebtedness, a refinancing thereof which complies with the requirements for the refinancing of such First Lien Indebtedness contained in the First Lien Documents.

“Senior Credit Agreement” has the meaning set forth in the recitals.

“Senior Credit Agreement Administrative Agent” means Wilmington Trust, National Association, in its capacity as administrative agent under the Senior Credit Agreement, together with its successors and assigns.

“Senior Credit Agreement Claimholders” means the Persons that hold or beneficially own Senior Credit Agreement Claims, including the Senior Credit Agreement Lenders, the Senior Credit Agreement Administrative Agent and the Senior Credit Agreement Collateral Agent.

“Senior Credit Agreement Claims” means the Obligations incurred under the Senior Credit Agreement or any Refinancing Indebtedness in respect of the Senior Credit Agreement and all other Obligations in respect thereof to the extent permitted by the First Lien Documents.

“Senior Credit Agreement Collateral” means all the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Credit Agreement Claim.

“Senior Credit Agreement Collateral Agent” has the meaning set forth in the recitals.

“Senior Credit Agreement Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted by any Grantor to secure any Senior Credit Agreement Claims or under which rights or remedies with respect to any such Lien are governed as the same may be amended, restated or otherwise modified from time to time as permitted by this Agreement.

“Senior Credit Agreement Documents” means, collectively, the Senior Credit Agreement, the Senior Credit Agreement Collateral Documents related thereto and any other document evidencing or governing the Obligations thereunder executed in connection therewith.

“Senior Lien Claims” means (a) with respect to the Senior Credit Agreement Claims, no other claims, (b) with respect to the 1.125 Lien Claims, the Senior Credit Agreement Claims, (c) with respect to the 1.25 Lien Noteholders Claims, the Senior Credit Agreement Claims and the 1.125 Lien Claims, (d) with respect to the 1.5 Lien Claims, the Senior Credit Agreement Claims, the 1.125 Lien Claims and the 1.25 Lien Claims and (e) with respect to the Additional First Lien Claims, all other First Lien Claims. Senior Lien Claims shall include all interest, premium and expenses accrued or accruing (or that would, absent the commencement of any Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant First Lien Document whether or not the claim for such interest, premium or expenses is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Senior Lien Collateral” means, with respect to any Class of First Lien Claims, all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted or required to be granted) as security for Senior Lien Claims with respect to such Class of First Lien Claims.

“Senior Lien Collateral Agents” means, with respect to any Class of First Lien Claims, the collective reference to the First Lien Collateral Agents for the Classes which are Senior Lien Claims with respect to such Class of First Lien Claims.

“Senior Lien Collateral Documents” means, with respect to any Class of First Lien Claims, any agreement, document or instrument pursuant to which a Lien is granted (or purported to be granted or required to be granted) securing Senior Lien Claims with respect to such Class of First Lien Claims or under which rights or remedies with respect to such Liens are governed, as the same may be amended, restated or otherwise modified from time to time.

“Senior Lien Creditors” means, with respect to any Class of First Lien Claims, the Persons that hold or beneficially own Senior Lien Claims with respect to such Class of First Lien Claims.

“Senior Lien Documents” means, with respect to any Class of First Lien Claims, the First Lien Documents with respect to Senior Lien Claims with respect to such Class of First Lien Claims.

“Senior Lien Representatives” means with respect to any Class of First Lien Claims, the collective reference to First Lien Representatives for the Classes that are Senior Lien Claims with respect to such Class of First Lien Claims.

“Senior Liens” means, with respect to any Class of First Lien Claims, the Liens securing Senior Lien Claims with respect to such Class of First Lien Claims.

“Subsidiary” means any “Subsidiary” (as defined in the First Lien Agreements) of Hovnanian.

“Unasserted Contingent Obligations” means at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except for (i) the principal of and interest and premium (if any) on, and fees relating to, any Indebtedness and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under letters of credit) in respect of which no claim or demand for payment has been made (or, in the case of Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

(b)     Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.     Lien Priorities.

2.1     Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Junior Lien Representative, any Junior Lien Collateral Agent or any of the Junior Lien Creditors on the Common Collateral or of any Liens granted to any Senior Lien Representative, any Senior Lien Collateral Agent or any of the Senior Lien Creditors on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Junior Lien Documents or the Senior Lien Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the Senior Lien Claims and/or the Junior Lien Claims, for example, the circumstance of non-perfection of the Lien purporting to secure the Senior Lien Claims and perfection of the Lien purporting to secure the Junior Lien Claims), each Junior Lien Representative and each Junior Lien Collateral Agent, on behalf of themselves and their related Junior Lien Creditors, hereby agree that: (a) any Lien on the Common Collateral securing any Senior Lien Claims with respect to such Junior Lien Claims now or hereafter held by or on behalf of any Senior Lien Representative, any Senior Lien Collateral Agent or any Senior Lien Creditors with respect to such Junior Lien Claims or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any obligations which are Junior Lien Claims with respect to such Senior Lien Claims and (b) any Lien on the Common Collateral securing any Junior Lien Claims now or hereafter held by or on behalf of any Junior Lien Representative, any Junior Lien Collateral Agent or any Junior Lien Creditors or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any obligations which are Senior Lien Claims with respect to such Junior Lien Claims. All Liens on the Common Collateral securing any Senior Lien Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any obligations which are Junior Lien Claims with respect to such Senior Lien Claims for all purposes, whether or not such Liens securing any Senior Lien Claims are subordinated to any Lien securing any other Senior Lien Claims or other obligation of the Company, any other Grantor or any other Person.

2.2     Prohibition on Contesting Liens. Each First Lien Representative, each First Lien Collateral Agent for itself and on behalf of each First Lien Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of (a) a Lien securing any obligations which are Senior Lien Claims with respect to its Junior Lien Claims in the Common Collateral or (b) a Lien securing any obligations which are Junior Lien Claims with respect to its Senior Lien Claims in the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Representative, any First Lien Collateral Agent or any First Lien Creditor to enforce this Agreement, including the priority of the Liens securing the Senior Lien Claims as provided in Section 2.1 and 3.1.

2.3     No New Liens. The parties hereto agree that, after the date hereof, if any Junior Lien Representative, any Junior Lien Collateral Agent and/or any other Junior Lien Creditor shall hold any Lien on any assets of the Company or any other Grantor securing any Junior Lien Claims that are not also subject to the Lien in respect of the Senior Lien Claims with respect to such Junior Lien Claims, such Junior Lien Representative, Junior Lien Collateral Agent and/or the relevant Junior Lien Creditor, upon demand (i) by any Senior Lien Representative, any Senior Lien Collateral Agent or the Company, will assign such Lien to the Senior Lien Collateral Agents as security for the Senior Lien Claims (in which case, the applicable Junior Lien Representative, Junior Lien Collateral Agent and/or the relevant Junior Lien Creditor may retain a junior Lien on such assets subject to the terms hereof) and (ii) until such assignment to the Senior Lien Collateral Agents, shall be deemed to hold and have held such Lien for the benefit of the Senior Lien Collateral Agents and the other Senior Lien Creditors as security for their Senior Lien Claims. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Senior Lien Collateral Agents or any other Senior Lien Creditor, each of the Junior Lien Representatives and the Junior Lien Collateral Agents agrees, for itself and on behalf of its respective Junior Lien Creditors, that any amounts received by or distributed to any Junior Lien Creditor pursuant to or as a result of any Lien granted in contravention of this Section 2.3 shall be subject to the provisions of this Agreement (including Sections 4.1 and 4.2).

2.4     Perfection of Liens. Except as provided in the First Lien Collateral Agency Agreement, none of the Senior Lien Representatives, the Senior Lien Collateral Agents or the Senior Lien Creditors with respect to a Class of Senior Lien Claims shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Junior Lien Representatives, the Junior Lien Collateral Agents and the Junior Lien Creditors with respect to such Class of Senior Lien Claims. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the respective Senior Lien Creditors and the Junior Lien Creditors and shall not impose on any Senior Lien Representative, any Senior Lien Collateral Agent, any Junior Lien Representative any Junior Lien Collateral Agent, the Junior Lien Creditors or the Senior Lien Creditors any obligations in respect of the disposition of Proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

Section 3.     Enforcement.

3.1     Exercise of Remedies.

(a)     So long as any Senior Lien Claims remain outstanding, even if an event of default has occurred and remains uncured under the Junior Lien Documents, and whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the Junior Lien Representatives, the Junior Lien Collateral Agents and the Junior Lien Creditors will not exercise or seek to exercise any rights or remedies as a secured creditor (including set-off) with respect to any Common Collateral on account of any Junior Lien Claims, institute any action or proceeding with respect to the Common Collateral, or exercise any remedies against the Common Collateral (including any action of foreclosure), or contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by the Controlling Senior Lien Collateral Agent or any Controlling Senior Lien Creditor in respect of Controlling Senior Lien Claims, any exercise of any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Junior Lien Representative, any Junior Lien Collateral Agent or any Junior Lien Creditor is a party, or any other exercise by any such party, of any rights and remedies as a secured creditor relating to the Common Collateral under the Controlling Senior Lien Documents or otherwise in respect of the Controlling Senior Lien Claims, or object to the forbearance by or on behalf of the Controlling Senior Lien Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of the Controlling Senior Lien Claims and (ii) the Controlling Senior Lien Collateral Agent and the Controlling Senior Lien Creditors shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the sale, release, disposition, or restrictions with respect to the Common Collateral as a secured creditor without any consultation with or the consent of the Junior Lien Representatives, the Junior Lien Collateral Agents or any Junior Lien Creditor; provided that (A) in any Insolvency or Liquidation Proceeding commenced by or against any Grantor, any Junior Lien Representative, any Junior Lien Collateral Agent or any Junior Lien Creditor may file a claim or statement of interest with respect to the Junior Lien Claims, (B) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Senior Lien Collateral Documents in favor of the Senior Lien Representatives, the Senior Lien Collateral Agents or any other Senior Lien Creditor with respect to a Class of Senior Lien Claims in respect of the Common Collateral, the Junior Lien Representatives, the Junior Lien Collateral Agents or any Junior Lien Creditor of a Class of Junior Lien Claims may take any action not adverse to the Liens on the Common Collateral securing the Senior Lien Claims with respect to such Class of Junior Lien Claims in order to preserve, perfect or protect its rights in the Common Collateral, (C) to the extent it would not prevent, restrict or otherwise limit any rights granted or created hereunder or under any Senior Lien Collateral Documents in favor of the Senior Lien Representatives, the Senior Lien Collateral Agents or any other Senior Lien Creditor in respect of the Common Collateral, the Junior Lien Representatives, the Junior Lien Collateral Agents or any Junior Lien Creditor which have Junior Lien Claims with respect to such Class of Senior Lien Claims shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings made by any person objecting to or otherwise seeking the disallowance of such Junior Lien Claims, including without limitation any claims secured by the Common Collateral, if any, in each case, in accordance with the terms of, and not inconsistent with, this Agreement, or (D) any Junior Lien Representative, any Junior Lien Collateral Agent or any Junior Lien Creditor shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either Bankruptcy Law or applicable non-bankruptcy law, in each case, in accordance with the terms of this Agreement. In exercising rights and remedies with respect to the Common Collateral, the Controlling Senior Lien Collateral Agent and the Controlling Senior Lien Creditors may enforce the provisions of the Controlling Senior Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Controlling Senior Lien Creditors or any nominee of the Controlling Senior Lien Creditors, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)     Each Junior Lien Representative and Junior Lien Collateral Agent on behalf of themselves and their related Junior Lien Creditors, agree that solely as to the Common Collateral, they and each of them will not, in connection with the exercise of any right or remedy with respect to the Common Collateral, receive any Common Collateral or Proceeds of any Common Collateral in respect of Junior Lien Claims, or, upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the requisite Senior Lien Creditors under Section 1126(c) of the Bankruptcy Code or as provided in Section 6.6) with respect to any Grantor as debtor, take or receive any Common Collateral or any Proceeds of Common Collateral in respect of Junior Lien Claims, unless and until the Discharge of Senior Lien Claims having priority to its Junior Lien Claims has occurred. Without limiting the generality of the foregoing except as expressly provided in the proviso in clause (ii) of Section 3.1(a) or Section 6.3, the sole right of the Junior Lien Representatives, the Junior Lien Collateral Agents and the Junior Lien Creditors with respect to the Common Collateral is to hold a Lien on the Common Collateral in respect of Junior Lien Claims pursuant to the Junior Lien Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, in accordance with Section 4.1 hereof, after the Discharge of Senior Lien Claims having priority to such Junior Lien Claims has occurred. In addition to the foregoing, the Junior Lien Creditors hereby acknowledge that the Junior Lien Documents permit the Company and the other Grantors to repay, in certain circumstances, Senior Lien Claims with Proceeds from the disposition of the Common Collateral prior to application to repay the Junior Lien Claims, and agree that to the extent the Senior Lien Documents require repayment of the Senior Lien Claims with Proceeds from such dispositions, the Company shall pay such proceeds to the Senior Lien Creditors as so required and each of the Junior Lien Representatives, the Junior Lien Collateral Agents and the Junior Lien Creditors with respect to such Senior Lien Claims will not take or receive such Proceeds until after so applied.

(c)     Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Lien Representatives and the Junior Lien Collateral Agents, for themselves and on behalf of the Junior Lien Creditors, agree that the Junior Lien Representatives, the Junior Lien Collateral Agents and the Junior Lien Creditors will not take any action that would hinder any exercise of remedies undertaken by the Senior Lien Representatives, the Senior Lien Collateral Agents or the Senior Lien Creditors which have Senior Lien Claims with a higher Lien priority than their Junior Lien Claims with respect to the Common Collateral under the Senior Lien Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise and shall release any and all claims in respect of such Common Collateral (except for the right to receive the balance of Proceeds and to be secured by the Common Collateral after the Discharge of Senior Lien Claims having a higher Lien priority to such Junior Lien Claims as described in Section 4.1 and 5.1) so that it may be sold free and clear of the Liens of the Junior Lien Creditors, the Junior Lien Collateral Agents and of the Junior Lien Representatives, on behalf of such Junior Lien Creditors, and the Junior Lien Representatives and the Junior Lien Collateral Agents, for themselves and on behalf of any such Junior Lien Creditors, shall, within ten (10) Business Days of written request by the Controlling Senior Lien Collateral Agent (and the Controlling Senior Lien Collateral Agent shall have the exclusive right to instruct the Joint First Lien Collateral Agent under the terms of the First Lien Collateral Agency Agreement to), execute and deliver to the Controlling Senior Lien Collateral Agent (or the Joint First Lien Collateral Agent, as applicable) such termination statements, releases and other documents as the Controlling Senior Lien Collateral Agent may request to effectively confirm such release and the Junior Lien Representatives and the Junior Lien Collateral Agents, for themselves and on behalf of the Junior Lien Creditors, hereby irrevocably constitute and appoint the Controlling Senior Lien Collateral Agent and any officer or agent of the Controlling Senior Lien Collateral Agent, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Lien Representative, Junior Lien Collateral Agent or such Junior Lien Creditor or in the applicable Controlling Senior Lien Collateral Agent’s own name, from time to time as necessary, for the purpose of carrying out the terms of this Section 3.1(c), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary to accomplish the purposes of this Section 3.1(c), including any termination statements, endorsements or other instruments of transfer or release. In exercising rights and remedies with respect to the Common Collateral, the Controlling Senior Lien Collateral Agent and the Controlling Senior Lien Creditors may enforce the provisions of the Controlling Senior Lien Documents and exercise remedies thereunder, all in such order and in such manner as necessary. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to cause the Grantors to deliver a transfer document in lieu of foreclosure to the Controlling Senior Lien Creditors or any nominee of the Controlling Senior Lien Creditors, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a mortgagee in any applicable jurisdiction and a secured creditor under the Uniform Commercial Code or other laws of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. The Junior Lien Representatives and the Junior Lien Collateral Agents for themselves and on behalf of the Junior Lien Creditors, hereby waive any and all rights they or the Junior Lien Creditors may have as a junior lien creditor or otherwise to object to the manner in which the Controlling Senior Lien Collateral Agent or the Controlling Senior Lien Creditors seek to enforce or collect the Controlling Senior Lien Claims or the Liens granted in any of the Common Collateral in respect of Controlling Senior Lien Claims, regardless of whether any action or failure to act by or on behalf of the Controlling Senior Lien Collateral Agent or Controlling Senior Lien Creditors is adverse to the interest of the Junior Lien Creditors. The Junior Lien Representatives and the Junior Lien Collateral Agents, for themselves and on behalf of the Junior Lien Creditors, waive the right to commence any legal action or assert in any legal action or in any Insolvency or Liquidation Proceeding any claim against the Senior Lien Creditors, seeking damages from the Senior Lien Creditors or other relief, by way of specific performance, injunction or otherwise, with respect to any action taken or omitted by the Senior Lien Creditors as permitted by this Agreement. Upon the Discharge of a Class of Senior Lien Claims, the Junior Representatives and the Junior Collateral Agents, on behalf of themselves and their related Junior Lien Creditors, will not be required to release their liens or claims on any Common Collateral that has not been sold or otherwise disposed of in connection with such Discharge of the applicable Class of Senior Lien Claims.

(d)     The Junior Lien Representatives and the Junior Lien Collateral Agents hereby acknowledge and agree that no covenant, agreement or restriction contained in any Junior Lien Document shall be deemed to restrict in any way the rights and remedies of the Senior Lien Representatives, the Senior Lien Collateral Agents or the Senior Lien Creditors holding Senior Lien Claims with a higher Lien priority than such Junior Lien Claims with respect to the Common Collateral as set forth in this Agreement and the related Senior Lien Documents, to the extent consistent with this Agreement.

3.2     Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), the Junior Lien Representatives and the Junior Lien Collateral Agents, on behalf of themselves and their related Junior Lien Creditors, agree that, unless and until the Discharge of Senior Lien Claims having priority to their Junior Lien Claims has occurred, they will not commence, or join with any Person (other than the Controlling Senior Lien Creditors or the Controlling Senior Lien Collateral Agent upon the written request thereof) in commencing any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the Junior Lien Documents or otherwise in respect of the Junior Lien Claims.

Section 4.     Payments.

4.1     Application of Proceeds. Any Proceeds of any Common Collateral paid or payable to the Controlling Senior Lien Collateral Agent as provided in section 3.1(b) or pursuant to the enforcement of any First Lien Collateral Document or the exercise of any right or remedy with respect to the Common Collateral under the Senior Lien Documents, together with all other Proceeds received by any Person (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Common Collateral (or the Proceeds thereof whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the requisite Senior Lien Creditors under Section 1126(c) of the Bankruptcy Code or as provided in Section 6.6) with respect to any Grantor as debtor, and any distributions received by any Person in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the Senior Lien Creditors) with respect to any Grantor as debtor, shall be applied in the following order:

(i)     first, to the Senior Credit Agreement Collateral Agent for the payment of the Senior Credit Agreement Claims until the Discharge of Senior Credit Agreement Claims has occurred;

(ii)     second, to the 1.125 Lien Trustee for the payment of the 1.125 Lien Claims until the Discharge of 1.125 Lien Claims has occurred;

(iii)     third, to 1.25 Lien Trustee for the payment of the 1.25 Lien Claims until the Discharge of 1.25 Lien Claims has occurred;

(iv)     fourth, to the 1.5 Lien Trustee for the payment of the 1.5 Lien Claims until the Discharge of 1.5 Lien Claims has occurred;

(v)     fifth, to the applicable Additional First Lien Trustees for the payment of the Additional Lien Claims until the Discharge of Additional First Lien Claims has occurred;

(vi)     sixth, the balance, if any, to the Borrower or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Upon the Discharge of Senior Lien Claims that are the then Controlling Senior Lien Claims, the related Controlling Senior Lien Collateral Agent shall deliver to the replacement Controlling Senior Lien Collateral Agent any Proceeds of Common Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied in accordance with this Section 4.1.

4.2     Payments Over. Any Common Collateral or Proceeds thereof received by any Junior Lien Representative, any Junior Lien Collateral Agent or any Junior Lien Creditor in connection with the exercise of any right or remedy (including set-off) relating to the Common Collateral in contravention of this Agreement and/or distributions received by any Person in any Insolvency or Liquidation Proceeding (except under any plan of reorganization approved by the requisite Senior Lien Creditors under Section 1126(c) of the Bankruptcy Code) shall be segregated and held in trust and forthwith paid over to the Controlling Senior Lien Collateral Agent in the same form as received, with any necessary endorsements to be applied in accordance with Section 4.1 hereof or as a court of competent jurisdiction may otherwise direct. If any Lien on Common Collateral for a Senior Lien Claim is void or voidable and the Lien on the same Common Collateral of any Junior Lien Representative, any Junior Lien Collateral Agent or any Junior Lien Creditor that has Junior Lien Claims with respect to such Senior Lien Claims is not void or voidable, the Proceeds of such Lien received by any Junior Lien Representative, any Junior Lien Collateral Agent or any Junior Lien Creditor shall be segregated and held in trust and forthwith paid over to the Controlling Senior Lien Collateral Agent in the same form as received, with any necessary endorsements to be applied in accordance with Section 4.1 hereof or as a court of competent jurisdiction may otherwise direct. The Controlling Senior Lien Collateral Agent is hereby authorized to (and the Controlling Senior Lien Collateral Agent shall have the exclusive right to instruct the Joint First Lien Collateral Agent pursuant to the terms of the First Lien Collateral Agency Agreement to), make any such endorsements as agent for the Junior Lien Representatives, the Junior Lien Collateral Agent or any such Junior Lien Creditor. This authorization is coupled with an interest and is irrevocable.

4.3     Non-Lienable Assets. Notwithstanding anything to the contrary contained herein, with respect to (a) the right, title and interest of any Grantor in any Excluded Property or property or assets of such Grantor which, although not Excluded Property, nonetheless are not subject to a perfected Lien to secure any Senior Lien Claims and (b) any other assets, licenses, rights, or privileges of any Grantor that are incapable of being the subject of a Lien in favor of any Senior Lien Collateral Agent or any Junior Lien Collateral Agent (including because of restrictions under applicable law, the nature of the rights, title or interests of such Grantor, or the absence of a consent to such Lien by a third party), irrespective of whether the applicable Senior Lien Collateral Documents and Junior Lien Collateral Documents attempt (or purport) to encumber such assets, licenses, rights, or privileges (the interests in clauses (a) and (b) being collectively referred to as, the “Subject Interests”), the First Lien Representatives and the First Lien Collateral Agents agree that any distribution or recovery the First Lien Representatives, the First Lien Collateral Agents or the First Lien Creditors may receive with respect to, or that is allocable to, the value of any such Subject Interests, or any proceeds thereof, whether received in their capacity as unsecured creditors or otherwise, shall be turned over and applied in accordance with Sections 4.1 and 4.2 as if such distribution or recovery were, or were on account of, Common Collateral or the proceeds of Common Collateral. The provisions of this Section 4.3 apply both prior to and after the commencement of an Insolvency or Liquidation Proceeding and shall apply to any distributions made pursuant to a plan of reorganization or otherwise in such Insolvency or Liquidation Proceeding.

Section 5.     Other Agreements.

5.1     Purchase Option. (a)  Without prejudice to the enforcement of remedies by the Controlling Senior Lien Collateral Agent, each First Lien Representative, First Lien Collateral Agent and First Lien Creditor agrees that following (i) an acceleration of any Senior Lien Claims in accordance with the terms of the related Senior Lien Documents, (ii) a payment default under any Senior Lien Documents that has not been cured (or waived by the applicable Senior Lien Creditors) within sixty (60) days of the occurrence thereof, (iii) the commencement of any Insolvency or Liquidation Proceeding with respect to Hovnanian, the Company or any other Grantor, (iv) the submission of a credit bid (or submission of a letter of intent, preliminary bid, or similar notice, agreement, or offer) for any of the Common Collateral by the Senior Lien Representative, Senior Lien Collateral Agent, or other Senior Lien Creditor or any Junior Lien Collateral Agent, (v) the filing of any plan under chapter 11 of the Bankruptcy Code (or upon the filing of any amendments thereto that would require resolicitation under the Bankruptcy Code), (vi) the approval of a disclosure statement by the bankruptcy court, (vii) the filing of any motion seeking to sell all or substantially all of the Collateral pursuant to Section 363 of the Bankruptcy Code or (viii) the exercise by a Senior Lien Representative, Senior Lien Collateral Agent or Senior Lien Creditor of any remedies available to secured creditors in respect of a material portion of the Collateral  (each, a “Purchase Event”), one or more of the Junior Lien Creditors in a Class of Junior Lien Claims, at their sole expense and effort, upon notice (a “Purchase Notice”) from the related Junior Lien Collateral Agent, at the direction of the exercising Junior Lien Creditors of such Class, to the Company and the other First Lien Representatives and First Lien Collateral Agents, irrevocably (subject to the proviso below) elect (the “Purchase Option”) to acquire from one or more Classes of Senior Lien Creditors having a Lien priority which is higher than the applicable Junior Lien Claims of the Junior Lien Creditors exercising the purchase option (the “Exercising Junior Lien Creditors”), without warranty or representation or recourse from or to the applicable Class or Classes of Senior Lien Creditors, all (but not less than all) of any Class of Senior Lien Claims of such Classes and all rights of such Senior Lien Creditors under the related Senior Lien Documents; provided that (A) with respect to each Purchase Event, the Purchase Option with respect to such Purchase Event shall expire if no Purchase Notice has been delivered to the applicable First Lien Representative or First Lien Collateral Agent within fifteen (15) Business Days following the occurrence of such Purchase Event, (B) the applicable Senior Lien Representatives, Senior Lien Collateral Agents and Senior Lien Creditors shall retain all rights to be indemnified or to be held harmless, compensated and reimbursed by the Company and the other Grantors in accordance with the terms of the related Senior Lien Documents, (C) such assignment shall not conflict with any law, rule or regulation or order of any court or other governmental authority having jurisdiction, (D) the Exercising Junior Lien Creditors may only exercise the Purchase Option with respect to the Class of Senior Lien Claims ranking directly senior to the Lien priority of their Junior Lien Claims, or if such Exercising Junior Lien Creditors wish to exercise the Purchase Option with respect to more than one Class of Senior Lien Claims, they must exercise the Purchase Option with respect to the most senior Senior Lien Claims designated in the related Purchase Notice and all other First Lien Claims that rank junior to such Senior Lien Claims and senior to the Junior Lien Claims of the Exercising Junior Lien Creditors (and the consummation of the purchase of each such Classes of First Lien Claims shall be a condition to the purchase of the most senior Senior Lien Claims designated in such Purchase Notice), and (E) the purchasing Junior Lien Creditors shall have paid to the Senior Lien Collateral Agent for each Class of Senior Lien Claims to be purchased by the Exercising Junior Lien Creditors, for the account of the applicable Class of Senior Lien Creditors, in immediately available funds, an amount equal to 100% of the principal of such Indebtedness of such Class plus all accrued and unpaid interest thereon plus all accrued and unpaid fees (including reasonable attorney’s fees and costs) and premiums (it being understood that the premium required to be paid by the Exercising Junior Lien Creditor shall be in an amount equal to the premium that would be payable under the applicable Senior Lien Documents at such time had the Company repaid, prepaid, redeemed, satisfied and/or discharged such Senior Lien Claims) and any breakage costs and expenses plus all the other Obligations in respect of such Senior Lien Claims (which shall include, if Senior Credit Agreement Claims are being so purchased, with respect to the aggregate face amount of the letters of credit outstanding under the Senior Credit Agreement, an amount in cash equal to 105% thereof and with respect to obligations in connection with any hedge agreement that may be outstanding after the date of purchase, an amount in cash equal to 100% of the termination value thereof (as reasonably determined by the counterparty to such hedge agreement in accordance with the terms thereof)). For the avoidance of doubt, the purchase price to be paid for the Senior Lien Claims to be purchased shall include all interest, premium and expenses accrued or accruing (or that would, absent the commencement of any Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant First Lien Document whether or not the claim for such interest, premium or expenses is allowed as a claim in such Insolvency or Liquidation Proceeding.

(b)     In the event that any Junior Lien Creditors of a Class of Junior Lien Claims delivers a Purchase Notice pursuant to the terms of this Section 5.1, one or more of the Junior Lien Creditors of any Class of Junior Lien Claims having a lower Lien priority than the Lien priority of the Junor Lien Claims of the Exercising Junior Lien Creditors, may deliver their own Purchase Notice (a “Second Purchase Notice”) within fifteen (15) days (the “Second Notice Period”) of delivery of the original Purchase Notice by the Exercising Junior Lien Creditors and, provided that such Second Purchase Notice provides for the purchase of all (but not less than all) of the Classes of First Lien Claims of the First Lien Creditors that had delivered the Purchase Notice and all other Classes of First Lien Claims proposed to be purchased by such Exercising Junior Lien Creditors, such Second Purchase Notice shall become the controlling “Purchase Notice” hereunder and the Junior Lien Creditors delivering such Second Purchase Notice shall become the “Exercising Junior Lien Creditors” hereunder.  In the event that First Lien Creditors of multiple Classes of First Lien Claims deliver purchase notices during the Second Notice Period, the Class of First Lien Claims with the most junior Lien priority of the Classes delivering such purchase notices shall be the controlling “Purchase Notice” hereunder and the “Exercising Junior Lien Creditors” hereunder.

(c)     In order to effectuate the foregoing, each Senior Lien Collateral Agent for a Class that is subject to a Purchase Notice shall (acting at the direction of a majority of the Senior Lien Creditors of such Class) provide a calculation of, upon the written request of the Exercising Junior Lien Creditors or their Junior Lien Collateral Agent, the amount in cash that would be necessary to so purchase the applicable Senior Lien Claims; provided that the failure to deliver such calculation shall not prevent the Exercising Junior Lien Creditors from exercising their rights under this Section 5.1. If the Purchase Option set forth in this Section 5.1 is exercised: (1) the parties shall endeavor to close promptly thereafter but in any event within fifteen (15) Business Days of the end of the Second Notice Period, (2) such purchase of the applicable Class or Classes of Senior Lien Claims shall be exercised pursuant to documentation mutually and reasonably acceptable to each of the applicable Senior Lien Collateral Agents of the Classes of Senior Lien Claims being so purchased and the applicable Junior Lien Collateral Agent for the Exercising Junior Lien Creditors, and (3) such Senior Lien Claims shall be purchased pro rata among the Exercising Junior Lien Creditors giving notice to their Junior Lien Collateral Agent of their intent to exercise the Purchase Option hereunder according to each such Junior Lien Creditor’s portion of the Junior Lien Claims of such Class outstanding on the date of purchase pursuant to this Section 5.1 over the total Junior Lien Claims of such Class held by the exercising Junior Lien Creditors.  In the event of any exercise of the Purchase Option set forth in this Section 5.1 with respect to any Class of Senior Lien Claims occurs: (A) the Senior Lien Collateral Agent for such Class shall have the right, but not the obligation, to immediately resign under the Senior Lien Documents for such Class upon the closing of such purchase and (B) the Exercising Junior Lien Creditors shall have the right, but not the obligation, to require the applicable Senior Lien Collateral Agent of such Class of Senior Lien Claims so purchased to immediately resign under the applicable Senior Lien Documents upon the closing of such purchase.

5.2     Insurance. The Controlling Senior Lien Collateral Agent (acting at the direction of the Controlling Senior Lien Creditors) shall have the sole and exclusive right, subject to the rights of the Grantors under the Controlling Senior Lien Documents, to (and the Controlling Senior Lien Collateral Agent shall have the exclusive right to instruct the Joint First Lien Collateral Agent pursuant to the terms of the First Lien Collateral Agency Agreement to,) adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. All proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid to the Controlling Senior Lien Collateral Agent and applied in accordance with Section 4.1 hereof and then to the owner of the subject property or as a court of competent jurisdiction may otherwise direct. Subject to Section 5.4, if any Junior Lien Representative, any Junior Lien Collateral Agent or any Junior Lien Creditor shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Controlling Senior Lien Collateral Agent in accordance with the terms of Section 4.2.

5.3     Designation of Subordination; Amendments to Junior Lien Collateral Documents.

(a)     Each First Lien Representative and each First Lien Collateral Agent agrees that each First Lien Collateral Document shall include the following language:

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of (x) the First Lien Intercreditor Agreement, dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”), among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., and certain subsidiaries of Hovnanian Enterprises, Inc. party thereto, and the First Lien Representatives and First Lien Collateral Agents named therein and (y) the First Lien Collateral Agency Agreement, dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Collateral Agency Agreement”), among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., and certain subsidiaries of Hovnanian Enterprises, Inc. party thereto, and the First Lien Representatives and First Lien Collateral Agents named therein. In the event of any conflict between the terms of the First Lien Intercreditor Agreement and the First Lien Collateral Agency Agreement, on the one hand, and this Agreement, on the other hand, the terms of the First Lien Intercreditor Agreement and the First Lien Collateral Agency shall govern.”

(b)     Without the prior written consent of each applicable Senior Lien Representative, no Junior Lien Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Lien Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement.

5.4     Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the First Lien Representatives, the First Lien Collateral Agents and the First Lien Creditors may exercise rights and remedies as an unsecured creditor against the Company, Hovnanian or any Subsidiary that has guaranteed the First Lien Claims in accordance with the terms of the First Lien Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by any First Lien Representative, any First Lien Collateral Agent or any First Lien Creditors of the required payments of interest and principal so long as such receipt is not (i) the direct or indirect result of the exercise by any First Lien Representative, any First Lien Collateral Agent or any First Lien Creditor (other than an exercise with respect to the Controlling Senior Lien Claims) of rights or remedies as a secured creditor in respect of Common Collateral or (ii) in violation of Section 3.1, 4.1, 4.3, 5.2 or 6.3. In the event that any First Lien Representative, any First Lien Collateral Agent or any First Lien Creditor becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of its First Lien Claims, such judgment lien shall be subordinated to the Liens securing all Senior Lien Claims with respect to such First Lien Claims on the same basis as the other Liens securing such Junior Lien Claims are so subordinated to such Liens securing Senior Lien Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies of any Senior Lien Representatives, the Senior Lien Collateral Agents or the Senior Lien Creditors may have with respect to the Common Collateral.

5.5     [Reserved].

5.6     Additional Collateral. If any Lien is granted by any Grantor in favor of any First Lien Creditor on any additional collateral, such additional collateral shall also be subject to a Lien in favor of the other First Lien Creditors in the relative lien priority scheme set forth in Section 2.1.

5.7     No Fiduciary Duty. Each First Lien Representative and First Lien Collateral Agent agrees, on behalf of themselves and the applicable First Lien Creditors, that no other First Lien Creditor shall have by reason of the First Lien Collateral Documents, this Agreement or any other document, a fiduciary relationship in respect of any such First Lien Representative, any such First Lien Collateral Agent or any such First Lien Creditor.

Section 6.     Insolvency or Liquidation Proceedings.

6.1     Financing and Sale Issues.

(a)     If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Representative with respect to the First Lien Indebtedness for which its applicable collateral agent is the Controlling Senior Lien Collateral Agent (the “Controlling Senior Lien Representative”) shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law (“DIP Financing”), then all Junior Lien Representatives and all Junior Lien Collateral Agents on behalf of themselves and their related Junior Lien Creditors, agree that (i) if the Controlling Senior Lien Representative consents to such use of cash collateral, the Junior Lien Representatives and the Junior Lien Collateral Agents, on behalf of themselves and their related Junior Lien Creditors, shall be deemed to have consented to such use of cash collateral so long as the Junior Lien Creditors receive (if requested) adequate protection in the manner permitted in Section 6.3 and (ii) if the Controlling Senior Lien Representative consents to DIP Financing that provides for priming of or pari passu treatment with the Controlling Senior Lien Claims, the Junior Lien Representatives and the Junior Lien Collateral Agents, on behalf of themselves and their related Junior Lien Creditors, will not raise any objection to and shall be deemed to have consented to such DIP Financing, and to the extent the Liens securing the Controlling Senior Lien Claims under the Controlling Senior Lien Documents are subordinated or pari passu with such DIP Financing, they will subordinate their Liens in the Common Collateral to such DIP Financing (and all obligations relating thereto) and the other Classes of Senior Lien Claims which have a higher Lien priority than their Junior Lien Claims on the same basis as the other Liens securing such Junior Lien Claims are subordinated to Liens securing such Senior Lien Claims under this Agreement. The provisions of this Section 6.1(a) shall not apply to any DIP Financing (i) which provides for a maximum principal amount of indebtedness permitted under such DIP Financing that is more than (A) $125,000,000 plus (B) the amount of indebtedness representing Controlling Senior Lien Claims (if any) rolled up as part of such DIP Financing or (ii) to the extent the terms of such DIP Financing requires the sale of a substantial part of the Common Collateral (other than (x) in connection with an exercise of remedies thereunder and (y) in connection with a sale consented to by the Controlling Senior Lien Collateral Agent pursuant to Section 6.1(b)) or compels any Grantor to seek confirmation of a plan of reorganization containing specific terms or provisions set forth in the documentation for such DIP Financing (other than repayment in cash of such DIP Financing on the effective date thereof). Nothing herein shall prohibit a Junior Lien Creditor (an “Alternate DIP Provider”) from proposing or providing a DIP Financing so long as such DIP Financing (x) results in the Discharge of all Classes of Senior Lien Claims having a higher Lien priority than the Junior Lien Claim of such Alternate DIP Provider substantially concurrently with the entry of the interim order relating thereto (a “Refinancing DIP Financing”) or (y) would be secured by Liens that are junior to the Liens securing the Senior Lien Claims (“Junior Lien DIP Financing”), and the same limitations, as set forth above with respect to DIP Financing provided, or consented to, by the Controlling Senior Lien Representative and the provisions of Sections 6.1, 6.2 and 6.3 shall apply to such Alternative DIP Provider relative to all classes of Junior Lien Claims as if it were the Controlling Senior Lien Representative; provided that (A) any Senior Lien Representative or Senior Lien Creditor may object to any Junior Lien DIP Financing and/or (B) if any Senior Lien Representative or Senior Lien Creditor has proposed DIP Financing or consented to DIP Financing, no Junior Lien Creditor shall be permitted to propose or provide any DIP Financing, other than a Refinancing DIP Financing.

(b)     The Junior Lien Representatives and the Junior Lien Collateral Agents, on behalf of themselves and their related Junior Lien Creditors, agree that they will not raise any objection to or oppose a sale of or other disposition of any Common Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the Controlling Senior Lien Collateral Agent, on behalf of the applicable Senior Lien Creditors, has consented to such sale or disposition of such assets so long as the interests of the Junior Lien Representatives, the Junior Lien Collateral Agents and the Junior Lien Creditors in the Common Collateral attach to the Proceeds in the relative priority scheme set forth in Section 2.1 and subject to the terms of this Agreement.

6.2     Relief from the Automatic Stay. The Junior Lien Representatives and the Junior Lien Collateral Agents, on behalf of themselves and their related Junior Lien Creditors, agree that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of, the Controlling Senior Lien Collateral Agent and each other First Lien Collateral Agent with respect to Senior Lien Claims having a higher Lien priority to its Junior Lien Claims.

6.3     Adequate Protection. Each Junior Lien Representative and Junior Lien Collateral Agent, on behalf of themselves and their related Junior Lien Creditors, agree that none of them shall contest (or support any other Person contesting) (a) any request by any Senior Lien Representative, Senior Lien Collateral Agent or any Senior Lien Creditor for adequate protection or (b) any objection by any Senior Lien Representative, any Senior Lien Collateral Agent or the Senior Lien Creditors to any motion, relief, action or proceeding based on any Senior Lien Representative’s, any Senior Lien Collateral Agent’s or the Senior Lien Creditors’ claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) any Junior Lien Representative on behalf of itself and its Junior Lien Creditors, may seek or request adequate protection in the form of a replacement Lien on collateral and/or reimbursement of legal fees of counsel, provided that all Senior Lien Creditors with respect to such Junior Lien Claims are granted a Lien on such collateral or reimbursement of such fees before or at the same time such Junior Lien Creditors are granted a Lien on such collateral or reimbursement of such fees and that any such replacement Lien shall be subordinated to all Senior Lien Claims having a higher Lien priority then such Junior Lien Claims and any DIP Financing permitted under Section 6.1 (and all obligations relating thereto) on the same basis as the other Liens securing such Junior Lien Claims are so subordinated to such Senior Lien Claims under this Agreement and (ii) in the event that any Junior Lien Representative, on behalf of itself or any Junior Lien Creditor, seeks or requests adequate protection and such adequate protection is granted in the form of collateral securing such Junior Lien Claims, such Liens shall be subordinated to the Liens on such collateral securing the Senior Lien Claims having a higher Lien priority then such Junior Lien Claims and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Lien Creditors as adequate protection on the same basis as the other Liens securing such Junior Lien Claims are so subordinated to such Liens securing such Senior Lien Claims under this Agreement and such collateral shall be included in and be part of the Common Collateral. Except as provided in this Section, the Junior Lien Representatives and the Junior Lien Collateral Agents, on behalf of themselves and their related Junior Lien Creditors, further agree that they will not seek or accept any payments of adequate protection or any payments under Bankruptcy Code Section 362(d)(3)(B) unless the Senior Lien Claims which have a higher Lien priority to their Junior Liens Claims are also receiving such adequate protection or such payments; provided that any Senior Lien Representative, Senior Lien Collateral Agent or Senior Lien Creditor may object thereto.

6.4     No Waiver; Voting Restrictions.

(a)     Nothing contained herein shall prohibit or in any way limit any Senior Lien Representative, any Senior Lien Collateral Agent or any other Senior Lien Creditor of a Class of Senior Lien Claims from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Junior Lien Representatives, the Junior Lien Collateral Agents or any of the Junior Lien Creditors having a lower Lien priority than such Senior Lien Claims, including the seeking by any such Junior Lien Representative, Junior Lien Collateral Agent or any Junior Lien Creditor of adequate protection or the asserting by any such Junior Lien Representative, Junior Lien Collateral Agent or any Junior Lien Creditor of any of its rights and remedies under the Junior Lien Documents or otherwise.

(b)     In any Insolvency or Liquidation Proceeding, neither the Junior Lien Representatives, the Junior Lien Collateral Agents nor any Junior Lien Creditor shall vote any Junior Lien Claim in favor of any plan of reorganization (of any Grantor) unless (i) such plan provides for payment in full in cash of all claims which are Senior Lien Claims with respect to such Junior Lien Claims or (ii) such plan is supported or approved in accordance with Section 1126(c) of the Bankruptcy Code by the requisite Senior Lien Creditors of each Class of Senior Lien Claims having a Lien priority which is higher than such Junior Lien Claims.

6.5     Preference Issues; Recovery. If any Senior Lien Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount, whether received as proceeds of security, enforcement of any right of set-off or otherwise (a “Recovery”), then the Senior Lien Claims of such Senior Lien Creditor shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Lien Creditors of such Class shall be entitled to a Discharge of Senior Lien Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.6     Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Lien Claims and on account of Junior Lien Claims, then, to the extent the debt obligations distributed on account of the Senior Lien Claims and on account of the Junior Lien Claims are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.7     Application. The parties hereto expressly acknowledge that this Agreement is a “subordination agreement” under section 510(a) of the Bankruptcy Code. This Agreement shall be applicable and the terms hereof shall survive and shall continue in full force and effect prior to or after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Common Collateral and Proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.8     Expense Claims. None of the Junior Lien Collateral Agents, the Junior Lien Representatives or any Junior Lien Creditor will assert or enforce any claim under §506(c) of the Bankruptcy Law senior to or on a parity with the Liens in favor of the Senior Lien Representatives, the Senior Lien Collateral Agents and the Senior Lien Creditors having a Senior Lien Claim with a higher Lien priority than such Junior Lien Claims for costs or expenses of preserving or disposing of any Common Collateral.

6.9     Post-Petition Claims.   (a)  None of the Junior Lien Collateral Agents, the Junior Lien Representatives or any Junior Lien Creditor shall oppose or seek to challenge any claim by any Senior Lien Representative, any Senior Lien Collateral Agent or any Senior Lien Creditor for allowance in any Insolvency or Liquidation Proceeding of Senior Lien Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien in favor of the Senior Lien Representatives, the Senior Lien Collateral Agents and the Senior Lien Creditors, without regard to the existence of the Lien of the Junior Lien Representatives or the Junior Lien Collateral Agents, on behalf of the Junior Lien Creditors, on the Common Collateral.

(b)     None of the Senior Lien Representatives, the Senior Lien Collateral Agents or any other Senior Lien Creditor shall oppose or seek to challenge any claim by any Junior Lien Representative or any Junior Lien Creditor for allowance in any Insolvency or Liquidation Proceeding of Junior Lien Claims consisting of post-petition interest, fees, including legal fees, expenses or indemnities to the extent of the value of the Lien of the Junior Lien Representatives on behalf of the Junior Lien Creditors on the Common Collateral (after taking into account the Liens in favor of all Senior Lien Representatives, Senior Lien Collateral Agents and Senior Lien Creditors with respect to such Junior Liens); provided that nothing in this Section 6.09(b) shall limit the ability of the Senior Lien Representatives, the Senior Lien Collateral Agents and/or the Senior Lien Creditors to oppose or challenge the value of the Lien of the Junior Lien Representatives on the Common Collateral.

6.10     Separate Grants of Security and Separate Classification. Each Senior Lien Representative and First Lien Collateral Agent, for itself and on behalf of its First Lien Creditors, and Hovnanian, the Company and each Grantor, acknowledges and agrees that:

(a)     the grants of Liens pursuant to each Class of First Lien Collateral Documents constitute separate and distinct grants of Liens; and

(b)     because of, among other things, their differing rights in the Collateral, the First Lien Claims of each Class are fundamentally different from the First Lien Claims of each other Class and must be separately classifiedfor all purposes in any Insolvency or Liquidation Proceeding (including, without limitation, in any plan of reorganization or liquidation proposed or adopted in an Insolvency or Liquidation Proceeding).

To further effectuate the intent of the parties as provided in the immediately preceding sentence, each Senior Lien Representative and First Lien Collateral Agent, for itself and on behalf of its First Lien Creditors, and each Grantor, acknowledges and agrees that:

(x) it will object to, vote to reject, not vote in favor of, not propose, and not otherwise directly or indirectly support, any plan of reorganization that does not separately classify each such Class; and

(y) if it is held that the claims of any Class of First Lien Creditors and the claims of any other Class of First Lien Creditors in respect of the Collateral constitute only one secured claim (rather than separate classes of secured claims) or do not constitute separate classes of secured claims, then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior lien secured claims against the Obligors in respect of the Common Collateral and such distributions had been made in accordance with this Agreement with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the applicable Junior Lien Creditors), the Senior Lien Creditors of each affected Class shall be entitled to receive all amounts owing (or that would be owing if there were such separate classes of senior and junior lien secured claims) in respect of post-petition interest (including any additional interest payable pursuant to the applicable Senior Lien Documents, arising from or related to a default), fees (including legal fees), expenses, indemnities and other amounts, before any distribution is made in respect of the claims held by any Junior Lien Creditors, with each such Junior Lien Collateral Agent, for itself and on behalf of its Class of Junior Lien Creditors, hereby acknowledging and agreeing to turn over to the Controlling Senior Lien Collateral Agent for application in accordance with Section 4.1, Common Collateral or Proceeds of Common Collateral or distributions in any Insolvency or Liquidation Proceeding otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of such Junior Lien Claimholders).

Section 7.     Reliance; Waivers; etc.

7.1     No Warranties or Liability. Each Junior Lien Representative and each Junior Lien Collateral Agent, on behalf of themselves and their related Junior Lien Creditors, are deemed to, acknowledge and agree that each of the Senior Lien Representatives, the Senior Lien Collateral Agents and the Senior Lien Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Noteholder Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Lien Creditors will be entitled to manage and supervise their respective loans, securities and extensions of credit under the Senior Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lien Creditors may manage their loans, securities and extensions of credit without regard to any rights or interests that the Junior Lien Representatives or any of the Junior Lien Creditors holding Junior Lien Claims that have a lower Lien priority to such Senior Lien Claims have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. None of the Senior Lien Representatives nor the Senior Lien Collateral Agents shall have any duty to the Junior Lien Representatives, the Junior Lien Collateral Agents or any of the Junior Lien Creditors to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Junior Lien Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Lien Representatives, the Senior Lien Collateral Agents, the Senior Lien Creditors, the Junior Lien Representatives, the Junior Lien Collateral Agents and the Junior Lien Creditors have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Junior Lien Claims, the Senior Lien Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s, the Grantors’ or any Subsidiary’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.2     Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Representatives, the First Lien Collateral Agents and the First Lien Creditors, hereunder shall remain in full force and effect irrespective of:

(a)     any lack of validity or enforceability of any Senior Lien Documents or any Junior Lien Documents;

(b)     any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lien Claims or Junior Lien Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Lien Document or of the terms of any Junior Lien Document;

(c)     any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lien Claims or Junior Lien Claims or any guarantee thereof;

(d)     the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)     any other circumstances that otherwise might constitute a defense available to, or a discharge of, Hovnanian, the Company or any other Grantor in respect of the Senior Lien Claims, or of any Junior Lien Representative, Junior Lien Collateral Agent or any Junior Lien Creditor in respect of this Agreement.

Section 8.     Miscellaneous.

8.1     Continuing Nature of this Agreement; Severability. This Agreement shall continue to be effective until there are no Senior Lien Claims which remain outstanding. This is a continuing agreement of Lien subordination and each Class of Senior Lien Creditors may continue, at any time and without notice to the related Classes of Junior Lien Representatives, the Junior Lien Collateral Agents or any Junior Lien Creditor, to extend credit and other financial accommodations and lend monies to or for the benefit of, or to hold the securities of, the Company or any other Grantor constituting Senior Lien Claims of such Class in reliance hereon. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.2     Amendments; Waivers; Future 1.5 Lien Indebtedness; Additional First Lien Indebtedness. (a) No amendment, modification or waiver of any of the provisions of this Agreement by the First Lien Representatives or the First Lien Collateral Agents shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. None of Hovnanian, the Company or any other Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

(b)     Notwithstanding anything in this Section 8.2 to the contrary, this Agreement may be amended, supplemented or otherwise modified from time to time at the request of the Company, at the Company’s expense, and without the consent of, any First Lien Creditor to (i) add other parties holding Future 1.5 Lien Indebtedness (or any agent or trustee therefor), Additional First Lien Indebtedness (or any agent or trustee therefor) or any Refinancing Indebtedness (or any agent or trustee therefor) in each case to the extent such Indebtedness is not prohibited by any First Lien Document, (ii) in the case of Future 1.5 Lien Indebtedness, (A) establish that the Lien on the Common Collateral securing such indebtedness shall be junior and subordinate in all respects to the Liens on the Common Collateral securing any Senior Claims relative to such indebtedness and shall share in the benefits of the Common Collateral equally and ratably with, or on the same basis as, all Liens on the Common Collateral securing the 1.5 Lien Indebtedness and (B) provide to the holders of such Future 1.5 Lien Indebtedness (or any agent or trustee therefor) the comparable rights and benefits as are provided to the holders of First Lien Claims in respect of the 1.5 Lien Indebtedness under this Agreement and (iii) in the case of any Refinancing Indebtedness, to replace all or a portion of the First Lien Indebtedness to which such Refinancing Indebtedness relates, so long as in the case of each of the foregoing clauses (i), (ii) and (iii), concurrently with the issuance of any Future 1.5 Lien Indebtedness, Additional First Lien Indebtedness or Refinancing Indebtedness, the agents and trustee therefor shall be required to become parties hereto by executing a Joinder to this Agreement in the form attached hereto as Exhibit 1 and the Company shall deliver a copy of such executed Joinder to each First Lien Representative and First Lien Collateral Agent. Prior to execution of such Joinder, no representative for the Future 1.5 Lien Indebtedness, Additional First Lien Representative or Additional First Lien Collateral Agent shall have any rights hereunder. Any such additional party, the First Lien Representatives, the First Lien Collateral Agents and the Joint First Lien Collateral Agent shall be entitled to conclusively rely solely on an Officers’ Certificate (as defined in the First Lien Indentures) delivered to the First Lien Representatives, the First Lien Collateral Agents and the Joint First Lien Collateral Agent that such amendment, supplement or other modification is authorized or permitted by, and complies with the provisions of, this Agreement and the First Lien Documents then extant and that all conditions precedent in such documents to such amendment, supplement or other modification have been complied with. If any Refinancing Indebtedness with respect to (x) any Class of First Lien Notes is incurred in the form of loan indebtedness rather than note indebtedness, references in any defined term or otherwise to “Notes”, “Noteholders”, “Indenture” or similar terms with respect to the Class of First Lien Notes being refinanced shall thereafter be deemed to include the loans, lenders and loan documents with respect to such loan Refinancing Indebtedness and (y) the Senior Credit Agreement Claims is incurred in the form of notes indebtedness rather than loan indebtedness, references to “Senior Credit Agreement”, “Senior Credit Agreement Administrative Agent”, “Senior Credit Agreement Collateral Agent” or similar terms with respect to the Senior Credit Agreement Claims being refinanced shall thereafter be deemed to include notes, noteholders, indentures and note documents with respect to such notes Refinancing Indebtedness.

8.3     Information Concerning Financial Condition of the Company and the Subsidiaries.   Each First Lien Representative, First Lien Collateral Agent and First Lien Creditor shall be responsible for keeping itself informed of (i) the financial condition of Hovnanian, the Company and the Subsidiaries and all endorsers and/or guarantors of the First Lien Claims and (ii) all other circumstances bearing upon the risk of nonpayment of the First Lien Claims.

(b)     No First Lien Representative, First Lien Collateral Agent or First Lien Creditor shall have any duty to advise any other First Lien Representative, First Lien Collateral Agent or First Lien Creditor of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any First Lien Representative, First Lien Collateral Agent or First Lien Creditor, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other First Lien Representative, First Lien Collateral Agent or First Lien Creditor, it or they shall be under no obligation (w) to make, and such First Lien Representatives, First Lien Collateral Agents and First Lien Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.4     Subrogation. Each Class of Junior Lien Representatives and Junior Lien Collateral Agents, on behalf of themselves and their related Junior Lien Creditors, hereby agrees not to assert or enforce any rights of subrogation they may acquire as a result of any payment hereunder until the Discharge of Senior Lien Claims having a higher Lien priority to such Class of Junior Lien Claims has occurred.

8.5     Application of Payments. Except as otherwise provided herein, all payments received by any Senior Lien Creditors of a Class of Senior Lien Claims may be applied, reversed and reapplied, in whole or in part, to such part of such Senior Lien Claims as the Senior Lien Creditors of such Class, in their sole discretion, deem appropriate, consistent with the terms of the related Senior Lien Documents. Except as otherwise provided herein, each Class of Junior Lien Representatives and Junior Lien Collateral Agents, on behalf of themselves and their related Junior Lien Creditors, assents to any such extension or postponement of the time of payment of the Senior Lien Claims or any part thereof having a higher Lien priority to such Junior Lien Claims and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of such Senior Lien Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.6     Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.7 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

8.7     Notices. (a) All notices to a Class of Junior Lien Creditors or Senior Lien Creditors permitted or required under this Agreement may be sent to the related Junior Lien Representatives and the Senior Lien Representatives, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by electronic mail, courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Notices to any First Lien Representative and First Lien Collateral Agent shall be deemed received when actually received by a responsible officer thereof.

(a)     Each of the First Lien Representative, the First Lien Collateral Agent and the Joint First Lien Collateral Agent agrees to accept and act upon instructions or directions pursuant to the related First Lien Documents, as applicable, sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. None of the First Lien Representatives, the First Lien Collateral Agents and the Joint First Lien Collateral Agent shall be liable for any losses, costs or expenses arising directly or indirectly from their reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the First Lien Representatives, the First Lien Collateral Agents or the Joint First Lien Collateral Agent, including without limitation the risk of the First Lien Representatives, First Lien Collateral Agents or the Joint First Lien Collateral Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.

8.8     Further Assurances. Each of the Junior Lien Representatives and the Junior Lien Collateral Agents, on behalf of itself and its related Junior Lien Creditors agrees that each of them, at the expense of the Company, shall take such further action and shall execute and deliver to the related Senior Lien Representatives and the Senior Lien Collateral Agents and the Senior Lien Creditors such additional documents and instruments (in recordable form, if requested) as the related Senior Lien Representatives, the Senior Lien Collateral Agents or the Senior Lien Creditors may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.9     Company Notice of the Discharge of Senior Lien Claims. The Company shall provide prompt written notice to all Junior Lien Representatives of any Discharge of Senior Lien Claims of a Class.

8.10     Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be governed by and interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11     Binding on Successors and Assigns. This Agreement shall be binding upon each of the First Lien Representative, the First Lien Collateral Agent, the First Lien Creditor, the Joint First Lien Collateral Agent and Hovnanian, the Company, the Grantors and each of their respective permitted successors and assigns.

8.12     Specific Performance.    The Senior Lien Representatives or the Senior Lien Collateral Agents, on behalf of themselves and the Senior Lien Creditors, may demand specific performance of this Agreement with respect to the Junior Lien Representatives, Junior Lien Collateral Agents and Junior Lien Creditors of any Class having a lower Lien priority than such Senior Lien Claims. Subject to the rights, benefits, protections, indemnifications and immunities afforded to the Junior Lien Representatives and the Junior Lien Collateral Agents in the Junior Lien Documents, as applicable, the Junior Lien Creditors are hereby deemed to irrevocably waive any defense based on the adequacy of a remedy at law to bar the remedy of specific performance in any action that may be brought by the Senior Lien Representatives or the Senior Lien Collateral Agents of a Class having a higher Lien priority than such Junior Lien Claims.

8.13     Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14     Counterparts; Telecopy Signatures. This Agreement may be signed in any number of counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission, or other electronic transmission in .pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this Agreement by such party.

8.15     Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.16     No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of the First Lien Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17     Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18     First Lien Representatives and First Lien Collateral Agents. It is understood and agreed that (a) Wilmington Trust, National Association is entering into this Agreement as Senior Credit Agreement Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Senior Credit Agreement Collateral Agent, in the Senior Credit Agreement shall apply to the Senior Credit Agreement Collateral Agent hereunder, (b) Wilmington Trust, National Association is entering into this Agreement as 1.125 Lien Trustee and 1.125 Lien Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the 1.125 Lien Trustee and 1.125 Lien Collateral Agent, respectively, in the 1.125 Lien Indenture and the 1.125 Lien Collateral Documents shall apply to the 1.125 Lien Trustee and 1.125 Lien Collateral Agent, respectively, hereunder, (c) Wilmington Trust, National Association is entering into this Agreement as 1.25 Lien Trustee and 1.25 Lien Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the 1.25 Lien Trustee and 1.25 Lien Collateral Agent, respectively, in the 1.25 Lien Indenture and the 1.25 Lien Collateral Documents shall apply to the 1.25 Lien Trustee and the 1.25 Lien Collateral Agent, respectively, hereunder, (d) Wilmington Trust, National Association is entering into this Agreement as 1.5 Lien Trustee and 1.5 Lien Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the 1.5 Lien Trustee and 1.5 Lien Collateral Agent, respectively, in the 1.5 Lien Indenture and the 1.5 Lien Collateral Documents shall apply to the 1.5 Lien Trustee and the 1.5 Lien Collateral Agent, respectively, hereunder and, (e) Wilmington Trust, National Association is entering into this Agreement as Joint First Lien Collateral Agent and the rights, benefits, protections, indemnifications and immunities afforded to the Joint First Lien Collateral Agent in the First Lien Notes Documents and the First Lien Collateral Agency Agreement shall apply to the Joint First Lien Collateral Agent hereunder.

The permissive authorizations, entitlements, powers and rights granted to each of the Senior Lien Representatives and the Senior Lien Collateral Agents herein shall not be construed as duties. Any exercise of discretion on behalf of the Senior Lien Representatives or the Senior Lien Collateral Agents shall be exercised in accordance with the terms of the Senior Lien Documents, as applicable.

The permissive authorizations, entitlements, powers and rights granted to each of the Junior Lien Representatives and the Junior Lien Collateral Agents herein shall not be construed as duties. Any exercise of discretion on behalf of the Junior Lien Representatives or the Junior Lien Collateral Agents shall be exercised in accordance with the terms of the Junior Lien Documents.

8.19     Designations. For purposes of the provisions hereof, the First Lien Indentures requiring the Company to designate Indebtedness for the purposes of the term “First Lien Indebtedness,” any such designation shall be sufficient if the relevant designation is set forth in writing, signed on behalf of the Company by an officer thereof and delivered to all First Lien Representatives.

8.20     Relative Rights; Conflict. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of any First Lien Documents or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, any First Lien Documents, (b) change the relative priorities of the Senior Lien Claims or the Liens granted under the First Lien Documents on the Common Collateral (or any other assets) with respect to a Class of First Lien Claims as among the First Lien Creditors of such Class, (c) otherwise change the relative rights of the First Lien Creditors with respect to a Class of First Lien Claims in respect of the Common Collateral as among such First Lien Creditors of such Class or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, any First Lien Document entered into in connection with the First Lien Indentures. As it relates to matters between the Junior Lien Representatives, the Junior Lien Collateral Agents and the Junior Lien Creditors, on the one hand, and the Senior Lien Representatives, the Senior Lien Collateral Agents and the Senior Lien Creditors, on the other hand, in any conflict between the provisions of this Agreement and the First Lien Collateral Agency Agreement, on the one hand, and the Senior Lien Documents or the Junior Lien Documents, on the other hand, this Agreement and the First Lien Collateral Agency Agreement shall govern, except with respect to the rights, benefits, protections, indemnifications and immunities of Wilmington Trust, National Association.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this First Lien Intercreditor Agreement to be duly executed and delivered as of the date first above written.

Notice Address: Wilmington Trust, National Association 50 South Sixth Street Suite 1290 Minneapolis, MN 55402 Attention: K. Hovnanian Administrator Telecopy: 612-217-5651

Senior Credit Agreement Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity as

Senior Credit Agreement Collateral Agent

By:   /s/ David Bergstrom

Name: David Bergstrom

Title:   Vice President

Notice Address: Wilmington Trust, National Association 246 Goose Lane Suite 105 Guilford, CT 06437 Attention: K. Hovnanian Administrator Telecopy: 203-453-1183	1.125 Lien Trustee WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.125 Lien Trustee By: /s/ Nedine P. Sutton Name: Nedine P. Sutton Title:

[Signature Page to First Lien Intercreditor Agreement]

Notice Address: Wilmington Trust, National Association 246 Goose Lane Suite 105 Guilford, CT 06437 Attention: K. Hovnanian Administrator Telecopy: 203-453-1183

1.125 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.125 Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association 246 Goose Lane Suite 105 Guilford, CT 06437 Attention: K. Hovnanian Administrator Telecopy: 203-453-1183

1.25 Lien Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.25 Lien Trustee

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association 246 Goose Lane Suite 105 Guilford, CT 06437 Attention: K. Hovnanian Administrator Telecopy: 203-453-1183

1.25 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.25 Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

[Signature Page to First Lien Intercreditor Agreement]

Notice Address: Wilmington Trust, National Association 246 Goose Lane Suite 105 Guilford, CT 06437 Attention: K. Hovnanian Administrator Telecopy: 203-453-1183

1.5 Lien Trustee

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.5 Lien Trustee

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association 246 Goose Lane Suite 105 Guilford, CT 06437 Attention: K. Hovnanian Administrator Telecopy: 203-453-1183

1.5 Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as 1.5 Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

Notice Address: Wilmington Trust, National Association 246 Goose Lane Suite 105 Guilford, CT 06437 Attention: K. Hovnanian Administrator Telecopy: 203-453-1183

Joint First Lien Collateral Agent

WILMINGTON TRUST, NATIONAL

ASSOCIATION

not in its individual capacity but solely in its capacity

as Joint First Lien Collateral Agent

By:  /s/ Nedine P. Sutton

Name: Nedine P. Sutton

Title:   Vice President

[Signature Page to First Lien Intercreditor Agreement]

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President, Finance and Treasurer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Chief Executive Officer and Treasurer

On behalf of each other entity named in Schedule A hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President

Address for Notices for the Company, Hovnanian and their Subsidiaries:

c/o Hovnanian Enterprises, Inc.
90 Matawan Road, Fifth Floor
Matawan, New Jersey 07747
Attention: Corporate Counsel
Fax: 732-383-2945
Email: mdiscafani@khov.com

[Signature Page to First Lien Intercreditor Agreement]

SCHEDULE A – LIST OF ENTITIES

2700 EMPIRE, LLC

AMBER RIDGE, LLC

ARBOR TRAILS, LLC

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

EASTERN NATIONAL ABSTRACT, INC.

EASTERN NATIONAL TITLE AGENCY ARIZONA, LLC

EASTERN NATIONAL TITLE AGENCY FLORIDA, LLC

EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC

EASTERN NATIONAL TITLE AGENCY MARYLAND, LLC

EASTERN NATIONAL TITLE AGENCY VIRGINIA, INC.

EASTERN NATIONAL TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

GLENRISE GROVE, L.L.C.

GTIS-HOV DULLES PARKWAY PARENT LLC

GTIS-HOV FESTIVAL LAKES LLC

GTIS-HOV GREENFIELD CROSSING PARENT LLC

GTIS-HOV HOLDINGS LLC

GTIS-HOV POSITANO LLC

GTIS-HOV RANCHO 79 LLC

GTIS-HOV RESIDENCES AT DULLES PARKWAY LLC

GTIS-HOV RESIDENCES AT GREENFIELD CROSSING LLC

GTIS-HOV VILLAGES AT PEPPER MILL LLC

GTIS-HOV WARMINSTER LLC

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOMEBUYERS FINANCIAL USA, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

HOVSITE CATALINA LLC

HOVSITE CHURCHILL CLUB LLC

HOVSITE CIDER GROVE LLC

HOVSITE FIRENZE LLC

HOVSITE GREENWOOD MANOR LLC

HOVSITE HUNT CLUB LLC

HOVSITE IRISH PRAIRIE LLC

HOVSITE LIBERTY LAKES LLC

HOVSITE MONTEVERDE 1 & 2 LLC

HOVSITE MONTEVERDE 3 & 4 LLC

HOVSITE PROVIDENCE LLC

HOVSITE SOUTHAMPTON LLC

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AMBER GLEN, LLC

K. HOVNANIAN ARIZONA NEW GC, LLC

K. HOVNANIAN ARIZONA OLD GC, LLC

K. HOVNANIAN ASBURY POINTE, LLC

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN ASPIRE AT MORRIS WOODS, LLC

K. HOVNANIAN ASPIRE AT RIVER TERRACE, LLC

K. HOVNANIAN ASPIRE AT WATERSTONE, LLC

K. HOVNANIAN AT 23 NORTH, LLC

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT ACACIA PLACE, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT ALEXANDER LAKES, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT AMBERLEY WOODS, LLC

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT ASHLEY POINTE LLC

K. HOVNANIAN AT AUTUMN RIDGE, LLC

K. HOVNANIAN AT AVENIR, LLC

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BALTIC & AEGEAN ASBURY PARK, LLC

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BENSEN'S MILL ESTATES, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT BRADWELL ESTATES, LLC

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BRITTANY MANOR BORROWER, LLC

K. HOVNANIAN AT BRITTANY MANOR, LLC

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT CADENCE PARK, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CANTER V, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR LANE ESTATES, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CHURCHILL FARMS LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT DEER RIDGE, LLC

K. HOVNANIAN AT DOMINION CROSSING, LLC

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAGLE HEIGHTS, LLC

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN AT EMBREY MILL, LLC

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT ESTATES OF CHANCELLORSVILLE, LLC

K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT GALLOWAY RIDGE, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GRANDE PARK, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMMOCK BREEZE, LLC

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT HIDDEN LAKE, LLC

K. HOVNANIAN AT HIGHLAND PARK, LLC

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT HOLLY RIDGE, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT HUNTER'S POND, LLC

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT JACKS RUN, LLC

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LAKES AT NEW RIVERSIDE, LLC

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT LIBERTY HILL FARM, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT LINK CROSSING, LLC

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LUKE LANDING, LLC

K. HOVNANIAN AT LUNA VISTA, LLC

K. HOVNANIAN AT MADISON SQUARE, LLC

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN IV, LLC

K. HOVNANIAN AT MANALAPAN RIDGE, LLC

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MAPLE HILL LLC

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARYLAND RIDGE, LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MELODY FARM, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MERIDIAN HILLS, LLC

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP II, LLC

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT MYSTIC DUNES, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH GROVE CROSSING, LLC

K. HOVNANIAN AT NORTH HILL, LLC

K. HOVNANIAN AT NORTH POINTE ESTATES LLC

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT NORTON LAKE LLC

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE II, LLC

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT ORCHARD MEADOWS, LLC

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PELHAM'S REACH, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT PINCKNEY FARM, LLC

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT RANDALL HIGHLANDS, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT RAYMOND FARM, LLC

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIVER HILLS, LLC

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC

K. HOVNANIAN AT ROCKY RUN VILLAGE, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC

K. HOVNANIAN AT SEABROOK, LLC

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SIERRA VISTA, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT SILVER LEAF, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SILVERWOOD GLEN, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOLARE, LLC

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL III, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. HOVNANIAN AT TANGLEWOOD OAKS, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT THE BOULEVARDS AT WESTFIELDS, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT THE HIGHLANDS AT SUMMERLAKE GROVE, LLC

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT THE MEADOWS, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TOWER HILL, LLC

K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN AT UNION PARK, LLC

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VALLETTA, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VILLAGE CENTER, LLC

K. HOVNANIAN AT VILLAGE OF ROUND HILL, LLC

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT VILLAS AT THE COMMONS, LLC

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT VISTA LAGO, LLC

K. HOVNANIAN AT WADE'S GRANT, L.L.C.

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WATERFORD, LLC

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WELLSPRINGS, LLC

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOWSFORD GREENS III, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN CA LAND HOLDINGS, LLC

K. HOVNANIAN CALIFORNIA NEW GC, LLC

K. HOVNANIAN CALIFORNIA OLD GC, INC.

K. HOVNANIAN CALIFORNIA REGION, INC.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHICAGO DIVISION, INC.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF ARIZONA, LLC

K. HOVNANIAN COMPANIES OF FLORIDA, LLC

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN CYPRESS CREEK, LLC

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN D.C. GROUP, LLC

K. HOVNANIAN DELAWARE DIVISION, INC.

K. HOVNANIAN DELAWARE NEW GC, LLC

K. HOVNANIAN DELAWARE OLD GC, LLC

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN DFW ASCEND AT HIGHTOWER, LLC

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BAYSIDE, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW BERKSHIRE II, LLC

K. HOVNANIAN DFW BERKSHIRE, LLC

K. HOVNANIAN DFW BLUFF CREEK, LLC

K. HOVNANIAN DFW CALLOWAY TRAILS, LLC

K. HOVNANIAN DFW CANYON FALLS, LLC

K. HOVNANIAN DFW CARILLON, LLC

K. HOVNANIAN DFW COMMODORE AT PRESTON, LLC

K. HOVNANIAN DFW COURTS AT BONNIE BRAE, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

K. HOVNANIAN DFW DIAMOND CREEK ESTATES, LLC

K. HOVNANIAN DFW DIVISION, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HERON POND, LLC

K. HOVNANIAN DFW HIGH POINTE, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIBERTY, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW MAXWELL CREEK, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW MILRANY RANCH, LLC

K. HOVNANIAN DFW MUSTANG LAKES II, LLC

K. HOVNANIAN DFW MUSTANG LAKES, LLC

K. HOVNANIAN DFW OAKMONT PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW PARKVIEW, LLC

K. HOVNANIAN DFW RICHWOODS, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW VILLAS AT THE STATION, LLC

K. HOVNANIAN DFW WATSON CREEK, LLC

K. HOVNANIAN DFW WELLINGTON VILLAS, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN EDISON GROUP, LLC

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FINANCIAL SERVICES GROUP, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA NEW GC, LLC

K. HOVNANIAN FLORIDA OLD GC, LLC

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOREST LAKES, LLC

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC

K. HOVNANIAN GEORGIA NEW GC, LLC

K. HOVNANIAN GEORGIA OLD GC, LLC

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW II, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT KNOLLAC ACRES, LLC

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT PARKSIDE, LLC

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANGE, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD NEW, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE I, LLC

K. HOVNANIAN HOMES OF FLORIDA I, LLC

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND I, LLC

K. HOVNANIAN HOMES OF MARYLAND II, LLC

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF VIRGINIA I, LLC

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DIVISION, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON ELDRIDGE PARK, LLC

K. HOVNANIAN HOUSTON GREATWOOD LAKE, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON LAKES OF BELLA TERRA WEST, LLC

K. HOVNANIAN HOUSTON LAUREL GLEN, LLC

K. HOVNANIAN HOUSTON MAGNOLIA CREEK, LLC

K. HOVNANIAN HOUSTON MIDTOWN PARK I, LLC

K. HOVNANIAN HOUSTON PARK LAKES EAST, LLC

K. HOVNANIAN HOUSTON PARKWAY TRAILS, LLC

K. HOVNANIAN HOUSTON PROPERTY I, LLC

K. HOVNANIAN HOUSTON PROPERTY II, LLC

K. HOVNANIAN HOUSTON RIVER FARMS, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN ILLINOIS NEW GC, LLC

K. HOVNANIAN ILLINOIS OLD GC, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN IVY TRAIL, LLC

K. HOVNANIAN JV HOLDINGS, L.L.C.

K. HOVNANIAN JV SERVICES COMPANY, L.L.C.

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC

K. HOVNANIAN LAKE PARKER, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN MARYLAND DIVISION, LLC

K. HOVNANIAN MARYLAND REGION, INC.

K. HOVNANIAN MEADOW LAKES, LLC

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN MONTCLAIRE ESTATES, LLC

K. HOVNANIAN NEW JERSEY NEW GC, LLC

K. HOVNANIAN NEW JERSEY OLD GC, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST DIVISION, INC.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN NORTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN NORTHERN OHIO DIVISION, LLC

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OCOEE LANDINGS, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OF HOUSTON III, L.L.C.

K. HOVNANIAN OHIO NEW GC, LLC

K. HOVNANIAN OHIO OLD GC, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OHIO REGION, INC.

K. HOVNANIAN OPERATIONS COMPANY, INC.

K. HOVNANIAN ORLANDO DIVISION, LLC

K. HOVNANIAN OSPREY RANCH, LLC

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PARKVIEW AT STERLING MEADOWS, LLC

K. HOVNANIAN PENNSYLVANIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN PENNSYLVANIA NEW GC, LLC

K. HOVNANIAN PENNSYLVANIA OLD GC, LLC

K. HOVNANIAN PHOENIX DIVISION, INC.

K. HOVNANIAN PHOENIX GROUP, LLC

K. HOVNANIAN PINEWOOD RESERVE, LLC

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN REDFERN TRAILS, LLC

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN RIVINGTON, LLC

K. HOVNANIAN SAN SEBASTIAN, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SERENO, LLC

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

K. HOVNANIAN SOUTH CAROLINA NEW GC, LLC

K. HOVNANIAN SOUTH CAROLINA OLD GC, LLC

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHEAST COASTAL DIVISION, INC.

K. HOVNANIAN SOUTHEAST FLORIDA DIVISION, LLC

K. HOVNANIAN SOUTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TERRALARGO, LLC

K. HOVNANIAN TEXAS OPERATIONS NEW, LLC

K. HOVNANIAN TEXAS OPERATIONS OLD, LLC

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN VIRGINIA DIVISION, INC.

K. HOVNANIAN VIRGINIA NEW GC, LLC

K. HOVNANIAN VIRGINIA OLD GC, INC.

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WEST VIRGINIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN WEST VIRGINIA NEW GC, LLC

K. HOVNANIAN WEST VIRGINIA OLD GC, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC

K. HOVNANIAN'S COVE AT ASBURY PARK, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN'S FOUR SEASONS AT CAROLINA OAKS, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND II, LLC

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MALIND BLUFF, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW LENOX, LLC

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S PROSPECT PLACE AT MORRISTOWN, LLC

K. HOVNANIAN'S SONATA AT THE PRESERVE, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

K. HOVNANIAN'S WOODLANDS AT FREEHOLD, LLC

KHH SHELL HALL LOAN ACQUISITION, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

LINKS AT CALUSA SPRINGS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

NEW HOME REALTY, LLC

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY L.L.C.

ROUTE 1 AND ROUTE 522, L.L.C.

SEABROOK ACCUMULATION CORPORATION

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

TRAVERSE PARTNERS, LLC

WASHINGTON HOMES, INC.

WTC VENTURES, L.L.C.

Exhibit 1

[FORM OF] JOINDER

JOINDER NO. [ ● ] dated as of [ ● ], 20[ ● ] (this “Joinder”) to (i) the FIRST LIEN INTERCREDITOR AGREEMENT dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”) among HOVNANIAN ENTERPRISES, INC. (“Hovnanian”), K. HOVNANIAN ENTERPRISES, INC. (the “Company”), certain of their subsidiaries, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as the First Lien Collateral Agents (as defined therein), the First Lien Representatives (as defined therein) and the Joint First Lien Collateral Agent (as defined therein) and (ii) the First Lien Collateral Agency Agreement dated as of October 31, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Collateral Agency Agreement” and, together with the First Lien Intercreditor Agreement, the “Joined Agreements”) among Hovnanian, the Company, certain of their subsidiaries, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacities as the First Lien Collateral Agents, the First Lien Representatives and the Joint First Lien Collateral Agent (as defined therein) .

A.     Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B.     As a condition to the ability of the Company, Hovnanian and their subsidiaries to incur [Additional First Lien Indebtedness][Future 1.5 Lien Indebtedness][Refinancing Indebtedness] and to secure such [Additional First Lien Indebtedness][Future 1.5 Lien Indebtedness][Refinancing Indebtedness] with the liens and security interests created by the documents governing such [Additional First Lien Indebtedness][Future 1.5 Lien Indebtedness][Refinancing Indebtedness], the [Additional First Lien Representative][[representative][agent][trustee]] in respect thereof is required to become a First Lien Representative and the [Additional First Lien Collateral Agent][collateral agent] in respect thereof is required to become a First Lien Collateral Agent and is required to become subject to and bound by, the First Lien Intercreditor Agreement and First Lien Collateral Agency Agreement. Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) each provides that such [Additional First Lien Representative][[representative][agent][trustee]] may become a First Lien Representative and such Additional First Lien Collateral Agent may become a First Lien Collateral Agent pursuant to the execution and delivery by the [Additional First Lien Representative][representative, agent or trustee] and the [Additional First Lien Collateral Agent][collateral agent] of this Joinder to each of the Joined Agreements in the form of attached to each thereto as Exhibit 1 and the satisfaction of the other conditions set forth in Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) of the First Lien Collateral Agency Agreement. The undersigned [Additional First Lien Representative] [[representative][agent][trustee]] (the “New Representative”) and [Additional First Lien Collateral Agent][collateral agent] (the “New Collateral Agent”) are executing this Joinder in accordance with the requirements of the First Lien Intercreditor Agreement and First Lien Collateral Agency Agreement.2

2 Modify as appropriate with respect to any Future 1.5 Lien Indebtedness including with respect to whether intercreditor arrangements within the 1.5 Lien Class will be documented in full within the First Lien Intercreditor Agreement or within another agreement.

Exhibit 1

Accordingly, the New Representative and the New Collateral Agent agree as follows:

SECTION 1.     In accordance with Section 8.2(b) of the First Lien Intercreditor Agreement and Section 4.05(b) of the First Lien Collateral Agency Agreement, the New Representative and the New Collateral Agent by their signatures below (i) shall become a First Lien Representative and a First Lien Collateral Agent respectively, under, and the related [Additional First Lien Indebtedness and Additional First Lien Claimholders] become subject to and bound by, the Joined Agreements with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as a First Lien Representative or a First Lien Collateral Agent, respectively, and hereby agree to all the terms and provisions of the Joined Agreements applicable to them as First Lien Representative and First Lien Collateral Agent, respectively, become subject to and bound by, the Joined Agreements with the same force and effect as if the New Representative and New Collateral Agent had originally been named therein as a First Lien Representative or a First Lien Collateral Agent, respectively, and hereby agree to all the terms and provisions of the Joined Agreements applicable to them as a First Lien Representative and First Lien Collateral Agent, respectively.

SECTION 2     Each of the New Representative and New Collateral Agent represent and warrant to each other First Lien Collateral Agent, each other First Lien Representative, the Joint First Lien Collateral Agent and the other First Lien Claimholders, individually, that (i) it has full power and authority to enter into this Joinder, in its capacity as [representative][agent][trustee], (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (iii) the [First Lien Documents] relating to such [Additional First Lien Indebtedness][Future 1.5 Lien Indebtedness][Refinancing Indebtedness] provide that, upon the New Representative’s and the New Collateral Agent’s entry into this Joinder, the [Additional First Lien Claimholders] represented by them will be subject to and bound by the provisions of the First Lien Intercreditor Agreement.

SECTION 3.     The Class of [Additional First Lien Indebtedness][Future 1.5 Lien Indebtedness][Refinancing Indebtedness] shall be [name class of debt]3, which shall constitute Junior Lien Claims to the [1.5 Lien Claims, 1.25 Lien Claims, 1.125 Lien Claims and the Senior Credit Agreement Claims] and Senior Lien Claims to [no other Classes of First Lien Indebtedness].

SECTION 4.     This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Joint First Lien Collateral Agent, each First Lien Collateral Agent and First Lien Representative shall have received a counterpart of this Joinder that bears the signatures of the New Representative and the New Collateral Agent. Delivery of an executed signature page to this Joinder by facsimile transmission or other electronic means shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 5.     Except as expressly supplemented hereby, each of the First Lien Intercreditor Agreement and the First Lien Collateral Agency Agreement shall remain in full force and effect.

SECTION 6.     THIS JOINDER, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).

3 If securing Additional First Lien Indebtedness, for purposes of the mortgages, use either 1.75 Lien Indebtedness or 1.875 Lien Indebtedness.

Exhibit 1

SECTION 7.     Any provision of this Joinder that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Joined Agreements, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.

SECTION 8.     All communications and notices hereunder shall be in writing and given as provided in Section 8.7 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to them at their respective addresses set forth below their signatures hereto.

SECTION 9.     Sections 8.8 and 8.18 of the First Lien Intercreditor Agreement are hereby incorporated herein by reference as if fully set forth herein.

[Remainder of this page intentionally left blank]

Exhibit 1

IN WITNESS WHEREOF, the New Representative and New Collateral Agent have duly executed this Joinder to the First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as [ ● ] for the holders of [ ● ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

[NAME OF NEW COLLATERAL AGENT], as [ ● ] for the holders of [ ● ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Exhibit 1

Receipt acknowledged by:

Senior Credit Agreement Collateral Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but solely in its capacity as Senior Credit Agreement Collateral Agent and Senior Credit Agreement Administrative Agent

By:

Name:

Title:

1.125 Lien Trustee WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.125 Lien Trustee By: Name: Title:

Exhibit 1

1.125 Lien Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.125 Lien Collateral Agent By: Name: Title:
1.25 Lien Trustee WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.25 Lien Trustee By: Name: Title:

1.25 Lien Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.25 Lien Collateral Agent By: Name: Title:

Exhibit 1

1.5 Lien Trustee WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.5 Lien Trustee By: Name: Title:

1.5 Lien Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as 1.5 Lien Collateral Agent By: Name: Title:

Joint First Lien Collateral Agent WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but solely in its capacity as Joint First Lien Collateral Agent By: Name: Title:

[OTHERS AS NEEDED]